UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Zevia PBC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

15821 Ventura Blvd, Suite 135, Encino, CA 91436

2024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Letter from Our President and Chief Executive Officer

Dear Zevia Stockholders:

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Zevia PBC, a Delaware public benefit corporation (“Zevia” or the “Company”), will be held at Le Merigot Santa Monica, located at 1740 Ocean Avenue in Santa Monica, California 90401 on Tuesday, June 11, 2024 at 9:00 a.m., Pacific Time. The attached notice and Proxy Statement describe the formal business to be transacted at the meeting.

Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about Zevia that you should consider when you vote your shares are described in the accompanying Proxy Statement.

The Annual Meeting is being held so that stockholders may consider the election of two Class III directors and the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board of Directors of the Company (the “Board”) has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the accompanying Proxy Statement, the Board unanimously recommends a vote “FOR” each matter to be considered. Such other business will be transacted as may properly come before the Annual Meeting.

Pursuant to the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about May 2, 2024, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The Notice also provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we encourage you to submit your proxy as soon as possible.

On behalf of management and our Board of Directors, we thank you for your continued support of Zevia.

By Order of the Board of Directors,

Amy E. Taylor

President and Chief Executive Officer

Encino, California

April 24, 2024

Notice of 2024 Annual Meeting of Stockholders

To the stockholders of Zevia PBC (the “Company”), you are cordially invited to attend the Company’s 2024 Annual Meeting of Stockholders (“Annual Meeting”). Please read the entire Proxy Statement carefully before voting.

Meeting Details

Date & Time	Location	Who May Vote
Tuesday, June 11, 2024 9:00 a.m. Pacific Time	Le Merigot Santa Monica 1740 Ocean Avenue Santa Monica, CA 90401	Stockholders of record at the close of business on April 17, 2024

Items of Business

Proposals		Board Vote Recommendation
1	Election of two Class III members of Zevia PBC's Board of Directors (the “Board”) named, and for the term described, in the Proxy Statement.	“FOR” each director nominee
2	Ratification of the selection of Deloitte & Touche LLP as Zevia PBC's independent registered public accounting firm for the fiscal year ending December 31, 2024.	“FOR”

We will also conduct any other business properly brought before the Annual Meeting.

Only stockholders of record of our Class A common stock or Class B common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting in person or not, we encourage you to vote and submit your proxy by Internet by following the instructions on the Notice of Internet Availability of Proxy Materials that you previously received or, if you received printed copies of the proxy materials, by telephone or by using the proxy card or voting instruction form provided with the printed proxy materials to ensure your shares can be represented and voted at the Annual Meeting. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

By Order of the Board of Directors,

Lorna R. Simms

Senior Vice President, General Counsel and Corporate Secretary

Encino, California

April 24, 2024

Table of Contents

Letter from our President and CEO	i	Executive Officers	22
Notice of 2024 Annual Meeting of Stockholders	ii
		Executive Compensation	24
General Information	1	Executive Compensation Philosophy	24
		2023 Summary Compensation Table	24
Proposal 1: Election of Directors	5	Narrative Disclosure to Summary Compensation Table	25
Role of the Board of Directors	5	Outstanding Equity Awards at 2023 Fiscal Year-End	27
Director Nomination Process	5	Additional Narrative Disclosures	27
2024 Director Nominees	7
Board Recommendation	8	Executive Compensation	24

Proposal 2: Ratification of Selection of Independent		Certain Information About Our Common Stock	31
Registered Public Accounting Firm	9	Security Ownership of Certain Beneficial Owners and
Principal Accountant Fees and Services	9	Management	31
Pre-Approval Policies and Procedures	9
Report of the Audit Committee	10	Certain Relationships and Related Person Transactions	33
Board Recommendation	10	Related Person Transaction Policy	33

Corporate Governance	11	Other Matters	34
Principles of Corporate Governance	11	Stockholder Proposals and Director Nominations for
Board Composition	11	Next Year's Annual Meeting	34
Responsibilities of the Board	14
Board Leadership Structure	14	Delinquent Section 16(a) Reports	35
Risk Oversight	15
Director Attendance	15
Board Committee Responsibilities	15
Director Compensation	17
Other Corporate Governance Practices and Policies	18
Public Benefit Corporation Report	20

General Information

This section is intended to briefly provide general information and address some commonly asked questions regarding our Annual Meeting. They may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this Proxy Statement, appendices and the documents referred to in this Proxy Statement for more information.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to Be Held on June 11, 2024.

The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) are available free of charge at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

What Is the Purpose of These Proxy Materials?

We are making these proxy materials available to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Zevia PBC (“we,” “us,” “our,” “Zevia,” or the “Company”) for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 11, 2024 at 9:00 a.m. Pacific Time, or at any other time following adjournment or postponement thereof. You are invited to participate in the Annual Meeting and to vote on the proposals described in this Proxy Statement. The proxy materials are first being made available to our stockholders on or about April 24, 2024.

Why Did I Receive a Notice of Internet Availability of Proxy Materials?

Pursuant to U.S. Securities and Exchange Commission (the “SEC”) rules, we are furnishing the proxy materials to our stockholders primarily via the Internet instead of mailing printed copies. This process allows us to expedite to our stockholders’ receipt of the proxy materials, lower the costs of printing and mailing the proxy materials, and reduce the environmental impact of our Annual Meeting. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”), you will not receive a printed copy of the proxy materials unless you request one. The Notice provides instructions on how to access the proxy materials for the Annual Meeting via the Internet, how to request a printed set of proxy materials and how to vote your shares.

Who Can Vote?

We have two classes of common stock: Class A and Class B, each of which has one vote per share on all matters submitted to a vote of stockholders. Only stockholders of record of our Class A common stock and Class B common stock (together, the “Common Shares”) at the close of business on April 17, 2024 (the “Record Date”) are entitled to notice of, and to vote on, the proposals described in this Proxy Statement at the Annual Meeting. At the close of business on the Record Date, there were 58,179,676 shares of Class A common stock issued and outstanding and 14,117,351 shares of Class B common stock issued and outstanding. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters presented to our stockholders for their vote or approval, except as provided in our amended and restated certificate of incorporation or as otherwise required by applicable law. Stockholders are not permitted to cumulate votes with respect to the election of directors.

What Is the Difference between Holding Common Shares as a Registered Stockholder and as a Beneficial Owner?

Registered Stockholder: Common Shares Registered in Your Name

If your Common Shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (formerly American Stock Transfer and Trust Company, LLC), you are considered to be, with respect to those Common Shares, the registered stockholder, and these proxy materials are being sent directly to you by us.

Beneficial Owner: Common Shares Registered in the Name of a Broker, Fiduciary or Custodian

If your Common Shares are held by a broker, fiduciary or custodian, you are considered the beneficial owner of Common Shares held in “street name,” and these proxy materials are being forwarded to you from that broker, fiduciary or custodian.

What Am I Voting on?

The proposals to be voted on at the Annual Meeting are as follows:

Election of two Class III director nominees named, and for the term described, in this Proxy Statement to serve until their successors are duly elected and qualified. (“Proposal 1”)
Ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. (“Proposal 2”)

We will also consider such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How Does the Board Recommend That I Vote?

The Board recommends that you vote your Common Shares “FOR” each director nominee in Proposal 1 and “FOR” Proposal 2.

What If Another Matter Is Properly Brought before the Annual Meeting?

As of the date of filing this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the proxy card to vote on such matters in accordance with their best judgment.

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What Does It Mean If I Receive More Than One Set of Proxy Materials?

If you receive more than one set of proxy materials, your Common Shares may be registered in more than one name or held in different accounts. Please cast your vote with respect to each set of proxy materials that you receive to ensure that all of your Common Shares are voted.

How Do I Vote?

Registered Stockholder: Common Shares Registered in Your Name

If you are the registered stockholder, you may vote your Common Shares by proxy in advance of the Annual Meeting by Internet (at www.proxyvote.com) or, if you requested paper copies of the proxy materials, by completing and mailing a proxy card or by telephone (at 1-800-690-6903). Even if you plan to attend the Annual Meeting, we recommend that you also submit your vote in advance so that your vote can be counted if you later decide not to, or are unable to attend the Annual Meeting. You may also attend the Annual Meeting and vote in person.

Beneficial Owner: Common Shares Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner, you may direct your broker, fiduciary or custodian how to vote your Common Shares in advance of the Annual Meeting by following the instructions they provide. If you are the beneficial owner, you must obtain a “legal proxy” from the custodian, brokerage firm, or other nominee that holds your Common Shares (preferably at least five (5) days before the Annual Meeting) in order to attend, participate in and vote your Common Shares at the Annual Meeting.

What Happens If I Do Not Vote?

Registered Stockholder: Common Shares Registered in Your Name

If you are the registered stockholder, you should vote in one of the ways described above. If you do not vote by proxy or in person at the Annual Meeting, your Common Shares will not be voted at the Annual Meeting and will not be counted toward the quorum requirement.

Beneficial Owner: Common Shares Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner and do not direct your broker, fiduciary or custodian how to vote your Common Shares, your broker, fiduciary or custodian will only be able to vote your Common Shares with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your Common Shares with respect to “non-routine” proposals, which we refer to as a “broker non-vote.” Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, fiduciary or custodian how to vote your Common Shares on all proposals to ensure that your vote is counted.

What If I Sign and Return a Proxy Card or Otherwise Vote but Do Not Indicate Specific Choices?

Registered Stockholder: Common Shares Registered in Your Name

The Common Shares represented by each signed and returned proxy will be voted at the Annual Meeting by the persons named as proxies in the proxy card in accordance with the instructions indicated on the proxy card. However, if you are the registered stockholder and sign and return your proxy card without giving specific instructions, the persons named as proxies in the proxy card will vote your Common Shares in accordance with the recommendations of the Board. Your shares will be counted toward the quorum requirement.

Beneficial Owner: Common Shares Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner and do not direct your broker, fiduciary or custodian how to vote your Common Shares, your broker, fiduciary or custodian will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your Common Shares with respect to “non-routine” proposals, resulting in a broker non-vote with respect to such proposals.

Can I Change My Vote after I Submit My Proxy?

Registered Stockholder: Common Shares Registered in Your Name

If you are the registered stockholder, you may revoke your proxy at any time before the final vote at the Annual Meeting in any of the following ways:

Complete and submit a new proxy card; but it must bear a later date than the original proxy card. Submit new proxy instructions via telephone or the Internet. Send a timely written notice that you are revoking your proxy to our Corporate Secretary at the address set forth on the first page of this Proxy Statement.Attend the Annual Meeting and vote in person. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy. You should request a ballot at the Annual Meeting.

Your last submitted vote is the one that will be counted.

Beneficial Owner: Common Shares Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner, you must follow the instructions you receive from your broker, fiduciary or custodian with respect to changing your vote.

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What Is the Quorum Requirement?

The holders of a majority of the Common Shares outstanding and entitled to vote at the Annual Meeting must be present at the Annual Meeting, either in person or represented by proxy, to constitute a quorum; provided however, that where a separate vote by a class or series or classes or series is required, a majority of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, constitutes a quorum entitled to take action with respect to such matter. A quorum is required to transact business at the Annual Meeting.

Your Common Shares will be counted toward the quorum only if you submit a valid proxy (or a valid proxy is submitted on your behalf by your broker, fiduciary or custodian) or if you attend the Annual Meeting and vote. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of Common Shares present at the Annual Meeting, either personally or by proxy, may adjourn or recess the Annual Meeting until a quorum is present or represented.

How Many Votes Are Required to Approve Each Proposal and How Are Votes Counted?

Votes will be tabulated by a representative from Broadridge Financial Solutions, Inc., the Inspector of Elections appointed by the Board to count the votes at the Annual Meeting, and each proposal will be counted separately.

Proposal 1: Election of Directors

We have adopted a majority voting standard for director elections. Each nominee for election as a director in an “uncontested election” (as is the case for the Annual Meeting), as described in our amended and restated bylaws (the “Bylaws”), will be elected as a director at the Annual Meeting if the number of votes cast for the nominee's election exceeds the number of votes cast against the nominee's election. Abstentions and broker non-votes, if any, will not be counted as votes cast on the matter and will have no effect on the outcome of the election. We have also adopted a director resignation policy that applies to any incumbent director nominee who does not receive a majority of the votes cast. We do not have cumulative voting rights for the election of directors.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The affirmative vote of at least a majority of Common Shares present or represented at the Annual Meeting and entitled to vote on the matter is required for the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions have the same effect as a vote “AGAINST” the matter. Broker non-votes, if any, will have no effect on the outcome.

How Do I Attend the Annual Meeting in Person?

Only stockholders as of the Record Date are entitled to attend the Annual Meeting in person. Admission to the Annual Meeting will be on a first-come, first-served basis. Attendees should bring the appropriate materials described below in order to be admitted to the meeting.

Natural Persons. If you are a registered stockholder, your name will be on a list, and you will be able to gain entry with a government-issued photo identification, such as a driver’s license, state-issued ID card or passport. If you are the beneficial owner, in order to gain entry you must present a government-issued photo identification and proof of beneficial share ownership as of the Record Date that includes the same name that is on your government-issued photo identification. Acceptable forms of proof of beneficial share ownership include your Notice, a copy of your proxy card or voting instruction form, if you received one, or an account or brokerage statement showing share ownership as of the Record Date.

Entities. If you are a director, officer, trustee or other legal representative of an entity that owns shares of the Company, you must present a government-issued photo identification, evidence that you are authorized to act on behalf of the entity at the Annual Meeting and, if the entity is a beneficial owner, proof of the entity’s beneficial share ownership as of the Record Date.

Non-Stockholders. If you are not a stockholder and are not the representative of an entity that owns shares of the Company, you will be entitled to admission only if you are a proxy holder attending in lieu of a stockholder. To gain entry, you must present a government-issued photo identification and either a valid proxy from a registered stockholder authorizing you to vote the stockholder’s shares or, if you are a proxy holder for a beneficial stockholder, a valid legal proxy from the record holder or the bank, brokerage firm or other nominee that holds shares on behalf of the beneficial stockholder.

Directions to the Annual Meeting:

From the south via I-5 North

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Take I-5 North to I-405 North toward LAX.
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Take I-405 North to I-10 West toward Santa Monica.
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Take Exit 1A for 4th St/5th St.
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Keep left at the fork, following signs for 4th St.
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Turn left onto 4th St.
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Turn right at the first cross street onto Olympic Dr.
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Turn left onto Ocean Ave.
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The hotel is on your immediate right.

From the north via US-101 South

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Take US-101 South/Ventura Fwy to I-405 South toward LAX.
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Take I-405 South to I-10 West toward Santa Monica.
•
Take Exit 1A for 4th St/5th St.
•
Keep left at the fork, following signs for 4th St.
•
Turn left onto 4th St.
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Turn right at the first cross street onto Olympic Dr.
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Turn left onto Ocean Ave.
•
The hotel is on your immediate right.

Parking Options (please note that the hotel does not offer self-parking)

Hotel valet	Parking structures and lots	Metered street parking on Ocean Avenue and nearby streets

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No cameras, video or recording equipment will be permitted at the Annual Meeting. Many cellular phones have built-in digital cameras, and while these phones may be brought into the Annual Meeting, the camera function may not be used at any time. Additional information regarding the rules and procedures for attending the Annual Meeting will be set forth in our meeting rules of conduct, which will be available to stockholders during the meeting.

Who Is Paying for the Annual Meeting and the Proxy Solicitation?

We will pay the costs associated with the Annual Meeting and the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We may also reimburse brokers, fiduciaries, or custodians for their reasonable costs of forwarding proxy materials to beneficial owners of Common Shares held in “street name.” Certain of our employees, officers, and directors may solicit proxies in person, by telephone, electronic communication, or the Internet. We will not pay additional compensation to our employees, officers, and directors for any of these services.

How Can I Find out the Voting Results?

We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four (4) business days after the Annual Meeting.

Delivery of Documents to Stockholders Sharing an Address, or “Householding”

SEC rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials and notices and send a single set of proxy materials, including the Notice, this Proxy Statement and the 2023 Annual Report, to any household at which two (2) or more stockholders reside unless contrary instructions have been received from the affected stockholders. This process is commonly referred to as “householding” and provides costs savings for companies and helps the environment by conserving natural resources.

This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single copy of the proxy materials will be delivered to multiple stockholders sharing an address. Your broker will continue householding until notified otherwise by one or more of these stockholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy materials, or if your household is receiving multiple copies and you wish to request that future deliveries be limited to a single copy, notify your broker. If you would like to request additional copies of the proxy materials, please send a written request to our Corporate Secretary at the address set forth on the first page of this Proxy Statement, visit www.proxyvote.com, or call 1-800-579-1639 and we will promptly provide them to you.

Availability of Additional Information

We will provide, free of charge, a printed copy of our 2023 Annual Report, including exhibits, on the written or oral request of any stockholder of the Company. Please send a written request to our Corporate Secretary at the address set forth on the first page of this Proxy Statement or call the number above.

Forward-Looking Statements

This Proxy Statement and other Company communications may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”), that involve substantial known and unknown risks and uncertainties. All statements other than statements of historical fact contained in this Proxy Statement, including statements about our Board of Directors, corporate governance practices, executive compensation program, equity compensation utilization and environmental, social and governance (“ESG”) initiatives, are “forward-looking statements” as referred to in the Reform Act. Without limiting the generality of the preceding sentence, any time we use the words “may,” “will,” “can,” “estimate,” “project,” “intend,” “expect,” “believe,” “anticipate,” “continue,” “plan,” and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature.

Significant factors that could impact our future results are described in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Website References

Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced website is not incorporated herein by reference and does not constitute a part of the Proxy Statement.

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Proposal 1: Election of Directors

Role of the Board of Directors

Our Board, which is elected by the Company’s stockholders, oversees the business and management of the Company. Our Board is currently comprised of eight (8) members. Our amended and restated certificate of incorporation provides that our Board consists of three staggered classes of directors designated as Class I, Class II, and Class III, with members of each class holding office for 3-year terms. At the Annual Meeting, two Class III directors will be elected. Commencing with the annual meeting of stockholders to be held in 2027, directors of each class with 3-year terms shall then expire and all directors shall be elected to hold office for 1-year terms thereafter.

In September 2023, upon recommendation of the Nominating and Enterprise Risk Management Committee (the “Nominating Committee”), the Board accepted the offer of resignation from Philip H. O’Brien, a Class III director, at which point the Board decreased its size from nine (9) to eight (8) members and the size of Class III from three (3) to two (2) directors.

Director Nomination Process

Criteria for Board Membership

The Nominating Committee evaluates the composition of the Board annually to assess the skills and experience that are currently represented on the Board as a whole, and in individual directors, as well as the skills and experience that the Board may find valuable in the future. The Nominating Committee considers and makes recommendations to the Board regarding the size, structure, composition and functioning of the Board. The Nominating Committee engages in succession planning for the Board and key leadership roles on the Board and its committees. The Nominating Committee is responsible for establishing and overseeing processes and procedures for the selection and nomination of directors, and for developing and recommending Board membership criteria to the Board for approval and periodically reviewing these criteria.

Currently, the Board-approved criteria includes:

Leadership experience financial expertise food, beverage, or consumer products industry experience logistics and distribution experience branding, sales and marketing experience demonstrated commitment to sustainability, including ESG matters a demonstrated commitment to representing the long-term interests of the Company’s stakeholders consistent with the Company’s public benefit corporation status ability to bring unique and diverse perspectives and understandings to the Board

The Nominating Committee reviews the qualifications of director candidates and incumbent directors in light of criteria approved by the Board and recommends the Company’s candidates for nomination to the Board for election by the Company’s stockholders at the annual meeting. In identifying potential candidates for Board membership, the Nominating Committee considers recommendations from various sources, including, from time to time, third-party search firms, to assist it in locating qualified candidates.

The Nominating Committee also considers director candidates recommended by Company stockholders and evaluates them in the same manner as it evaluates candidates recommended from other sources. Any such recommendation by stockholders should be submitted to the Nominating Committee as described under “Stockholder Communications” and should include the same information required under our Bylaws for nominating a director, as described under “Stockholder Proposals and Director Nominations for Next Year's Annual Meeting.”

Board Diversity

The Board is committed to a diversified membership and actively seeks to achieve a variety of occupational and personal backgrounds, including with respect to demographics such as gender, race, ethnicity and national background, geography, age, sexual orientation and other unique and diversified perspectives. As part of the search process for each new director, the Nominating Committee includes women and minorities in the pool of candidates (and instructs any third-party independent search firm engaged by the Committee to do so), and interviews at least one woman and one minority candidate. The Nominating Committee assesses its effectiveness in balancing these considerations in connection with its annual evaluation of the composition of the Board.

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The Nominating Committee considers the Board's overall composition when seeking a potential new candidate, including whether the Board has an appropriate combination of professional experience, skills, knowledge, and variety of viewpoints and backgrounds in light of the Company's current and future business needs. The Nominating Committee also considers, among others, the character, expertise, sound judgment, ability to make independent analytical inquiries, business experiences, understanding of the Company's business environment, ability to make time commitments to the Company, and demonstrated teamwork.

Our Board consists of individuals with diverse and complementary business, leadership, financial, governance and regulatory, industry, and public company operating expertise. Several of our directors have experience on the boards of other companies and organizations, which provide an understanding of different business processes, challenges and strategies.

Director Independence and Independence Determinations

The Company’s Principles of Corporate Governance require that a majority of the Board, and all members of the Company’s Audit, Compensation, and Nominating committees, be comprised of individuals who qualify as an “independent director” as such term is defined by the applicable rules and regulations of the New York Stock Exchange (“NYSE”). This requires an affirmative determination by the Board that each such individual does not have a material relationship with the Company that would impair independence from management. In making these determinations, the Board considered transactions and relationships between the Company and its subsidiaries and affiliates on the one hand and, on the other hand, directors, immediate family members of directors, or entities of which a director or an immediate family member is an executive officer, general partner or significant equity holder. The Board also considered whether there were any transactions or relationships between any of these persons or entities and any members of the Company’s senior management or their affiliates.

Based on an annual evaluation performed, and recommendations made, by the Nominating Committee, the Board affirmatively determined that each of the following members of the Board, including all members serving on the Audit, Compensation, and Nominating committees, is independent of the Company and its management under the standards set forth above. In addition, none of these directors serve as an executive officer of a charitable organization to which the Company made contributions during fiscal year 2023.

Jacqueline J. Hayes	David J. Lee	Rosemary L. Ripley

Andrew Ruben	Julie G. Ruehl	Justin Shaw

Philip H. O’Brien, our former director, was determined to be independent during the period he served on the Board. The only members of the Board who are not independent are Amy E. Taylor, our current Chief Executive Officer (“CEO”) and the only employee member of the Board, and Padraic L. Spence, our former CEO and current Chair of the Board (the “Chair”).

Service on Other Boards and Audit Committees

Each member of the Board must have the time and ability to make constructive contributions to the Board as well as a clear commitment to fulfilling the fiduciary duties required of directors and serving the interest of the Company’s stockholders. To that end, directors may not serve on more than four public company boards in addition to our Board. The CEO and directors who are executive officers of public companies may not serve on more than two other public company boards, in addition to our Board. In addition, members of the Audit Committee may not serve on the audit committees of more than three other public companies without review and consideration by the Board.

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Majority Vote Standard for Election of Directors

Each director nominee must be elected by a majority of the votes cast in an uncontested election. This means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” the director nominee. If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board until his or her successor has been elected and qualified.

Director Resignation Policy

Pursuant to our Principles of Corporate Governance, if a nominee for director is not elected by a majority of the votes cast in an uncontested election and no successor has been elected at such meeting, the director is required to promptly tender his or her resignation to the Nominating Committee. In that situation, the Nominating Committee would make a recommendation to the Board about whether to accept or reject the resignation offer, or whether to take other action. Within ninety (90) days following certification of the election results, the Board would act on the Nominating Committee’s recommendation. If the Board determines that there is a compelling reason for such incumbent director to remain on the Board and does not accept the resignation, the director will continue to serve until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill any resulting vacancy or reduce the size of the Board. The director who tenders his or her resignation will not participate in either the Nominating Committee’s or the Board’s decision.

2024 Director Nominees

Upon recommendation by our Nominating Committee, the Board has nominated Jacqueline J. Hayes and Julie G. Ruehl for election as directors each to serve for a term of three years (through the 2027 annual meeting of stockholders) and until their successors have been duly elected and qualified, or until their office is otherwise vacated. Both Ms. Hayes and Ms. Ruehl have served on our Board since prior to our initial public offering (“IPO”) in 2021.

Class III Director Nominees

In making these nominations, the Board reviewed the backgrounds, qualifications, attributes, experiences and contributions to the Board of the director nominees. Biographical and other information regarding our director nominees, including the skills and experience considered by our Nominating Committee in determining to recommend them as nominees, is set forth below. See also “Director Independence and Independence Determinations” above for more information.

Jacqueline J. Hayes
Age: 56 Director Since 2021 Independent Director

Ms. Hayes has served as a member of the Zevia board of directors since March 2021. Ms. Hayes became the Executive Vice President and General Counsel of Studios & Networks for Warner Bros. Discovery, Inc. (“WBD”) resulting from the completed merger of AT&T Inc.’s WarnerMedia unit and Discovery Inc. in April 2022. At WBD, a premier standalone media and entertainment company, Ms. Hayes leads the legal teams of Studios & Networks which supports all U.S. film, television and streaming content production as well as WBD Games, Content Acquisitions, Consumer Products and Global Brands & Experiences. Ms. Hayes previously served as Executive Vice President and General Counsel of business units under Warner Media, LLC, a media and entertainment company, from August 2019 to April 2022. At Warner Media, Ms. Hayes served as chief counsel to three business units including Direct-to-Consumer, Sales and Distribution, and Technology and Operations. Prior to Warner Media, Ms. Hayes served as Senior Vice President and General Counsel of Warner Bros. Home Entertainment Inc., a home video distribution division of Warner Bros. Entertainment, from January 1998 to August 2019. Ms. Hayes served as an associate at three law firms, including Troop Meisinger Steuber and Pasich from January 1996 to January 1998, Goulston and Storrs, P.C. from July 1994 to December 1995, and Moses and Singer from September 1992 to June 1994. Ms. Hayes earned her B.A. from Harvard College and her J.D. from Harvard Law School. Ms. Hayes is qualified to serve on our Board as a result of her broad legal and corporate risk management experience in a consumer-facing business across a variety of business areas, including litigation, regulatory and government relations, mergers and acquisitions, risk management, cyber and IT risk, and legal and corporate governance.

Committees: Nominating and Enterprise Risk Management (Chair) Environmental, Social and Governance (member)

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Julie G. Ruehl
Age: 58 Director Since 2021 Independent Director Financial Expert

Ms. Ruehl has served as a member of the Zevia board of directors since March 2021. From August 2017 until its acquisition by Carlyle Aviation Partners in August 2021, Ms. Ruehl served as the Chief Financial Officer of Fly Leasing Limited, a global commercial aircraft leasing company. Prior to Fly Leasing, from November 2011 to December 2015, Ms. Ruehl served as the Vice President and Chief Accounting Officer for Big Heart Pet Brands and for its predecessor, Del Monte Corporation, then one of the country’s largest producers, distributors and marketers of premium quality, branded pet products and food products for the U.S. retail market. From May 2005 to October 2011, Ms. Ruehl served in senior financial positions with Del Monte Corporation and its parent, Del Monte Foods Company. From 2002 to 2005, Ms. Ruehl served in senior financial positions with Sanmina Corporation, a global provider of electronics manufacturing services, prior to which she served as an Audit Partner at Arthur Andersen LLP. In December 2023, Ms. Ruehl joined the board of directors of Semtech Corporation, a high-performance semiconductor, IoT systems and cloud connectivity service provider, and was appointed to its audit committee. From November 2021 to January 2024, Ms. Ruehl served on the board of Wizeline, Inc., a global technology services company, where she also served as chair of the audit committee and served as a member of the compensation committee. From March 2022 to November 2023, Ms. Ruehl served on the board of Wine.com, the nation’s leading online wine retailer, and also served as chair of its audit committee. Ms. Ruehl earned her B.S. in Accounting from Louisiana State University. Ms. Ruehl is qualified to serve on our Board as a result of her corporate governance, strategy development, mergers and acquisitions, financial expertise, public accounting and financial reporting experience, including having served as Chief Financial Officer of Fly Leasing, and extensive experience in the consumer-packaged goods industry.

Committees: Audit (Chair) Compensation (member)

Board Recommendation

The Board recommends a vote FOR the election of each of the director nominees set forth above.

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Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

Our Audit Committee has selected Deloitte as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024. Deloitte has served as our independent registered public accounting firm since our IPO. In this Proposal 2 we are asking stockholders to vote to ratify this selection. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

Stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm is not required by law or our Bylaws. However, we are seeking stockholder ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees and Services

The following table summarizes the audit fees billed and expected to be billed by Deloitte for the indicated fiscal years and the fees billed by Deloitte for all other services rendered during the indicated fiscal years. All services associated with such fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below. Fees presented in thousands.

	Year Ended December 31,
Fee Category	2023	2022
Audit Fees(1)	$933	$830
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$80	$345
All Other Fees(4)	$—	$—
Total Fees	$1,013	$1,175

(1)

Consists of fees for professional services rendered for the audit of the Company's annual financial statements, review of quarterly financial statements, and advice on accounting matters directly related to the audit and audit services.

(2)	Consists of fees for audits and reviews not required under securities laws, as well as accounting consultations, compilations, and other assurance-related services.
(3)	Consists of fees for professional services related to preapproved permissible tax compliance and tax consulting services.
(4)	Consists of fees for other services.

Pre-Approval Policies and Procedures

Under the Company's Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), the Audit Committee will approve, in advance, all audit and permissible non-audit services to be provided by our independent auditor and update, as appropriate, policies and procedures for the pre-approval of audit and permissible non-audit services to be provided by our independent auditor, to assure that these services do not impair such auditor's independence.

The Policy is reviewed from time to time in light of regulatory changes, developments in the Company's business and other factors. Management must obtain the specific prior approval of the Audit Committee for each engagement of our independent auditor to perform other audit-related or non-audit services. The Audit Committee does not delegate its responsibility to approve services performed by our independent auditor to any member of management. The Audit Committee has delegated authority to the Audit Committee chair to pre-approve any audit or non-audit service to be provided to us by our independent auditor, provided that the fees for such services do not exceed $500,000. Any pre-approval of services by the Audit Committee chair pursuant to this delegated authority must be reported to the Audit Committee at its next regularly scheduled meeting.

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Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2023. The Audit Committee has discussed with Deloitte, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the firm’s communications with the Audit Committee concerning independence and has discussed with Deloitte the firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Submitted by the Audit Committee of the Board:

Julie G. Ruehl (Chair)

David J. Lee

Rosemary L. Ripley

Board Recommendation

The Board recommends a vote FOR the ratification of selection of independent registered public accounting firm.

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Corporate Governance

Principles of Corporate Governance

Our Board is committed to sound and effective corporate governance policies and high ethical standards and, has adopted a set of Principles of Corporate Governance (the “Governance Principles”) as a flexible framework within which the Board, assisted by its committees, can direct the affairs and business of the Company, engage in meaningful discussions with management to drive long-term growth for the benefit of the stockholders and other stakeholders, provide oversight of the Company’s operating plans and strategic objectives, and strengthen management accountability. The Governance Principles address, among other things, the composition and functions of the Board, director independence, compensation of directors, management succession and review, Board leadership, Board committees and selection of new directors. The Nominating Committee reviews the Governance Principles annually to reflect evolving corporate governance standards identified by stockholders and other stakeholders, and any changes to these Principles are recommended to the Board for review and approval. The Governance Principles are posted on our website located at https://investors.zevia.com, under “Governance.”

Board Composition

Our Board consists of eight (8) directors. In accordance with our amended and restated certificate of incorporation and Bylaws, the number of directors on our board of directors will be determined from time to time by the Board. Each director is to hold office until the next election of the class for which such director shall have been chosen and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Vacancies and newly created directorships on the Board may be filled at any time by the remaining directors, whether resulting from an increase in the number of directors or the death, removal or resignation of a director.

Our amended and restated certificate of incorporation and Bylaws provide that any director may only be removed by the affirmative vote of at least 66 2/3% of the voting power of our outstanding Common Shares and, until the annual meeting of stockholders to be held in 2027, only for cause. Our amended and restated certificate of incorporation provides that the Board is divided into three classes of directors, with staggered 3-year terms, with the classes to be as nearly equal in number as possible. As a result, approximately 1/3 of the Board will be elected each year.

The classification of directors has the effect of making it more difficult for stockholders to change the composition of the Board. Although our Board believes that this is appropriate in the short-to-medium term for our Company following the IPO, in order to balance stockholder interests in the long term and as a matter of good corporate governance, we have adopted an automatic sunset of our classified Board. Commencing with the annual meeting of stockholders to be held in 2027, our Board will be fully declassified so that at and after such meeting, all directors will be elected for 1-year terms and will be up for election at each successive annual meeting.

The table below provides summary information about each of our current directors, including the two Class III nominees for election at the Annual Meeting.

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Class I Directors Continuing in Office

Andrew "Andy" Ruben
Age: 51 Director Since 2020 Lead Independent Director

Mr. Ruben has served as a member of the Zevia board of directors since December 2020. As of January 2024, Mr. Ruben serves as Chair of the Board of Directors of Trove Recommerce, Inc. (“Trove”), a company he founded in March 2012 and provides technology, logistics and expertise for apparel resale. Previously, from 2012 to April 2022, Mr. Ruben served as a director and Chief Executive Officer of Trove, and from May 2022 to December 2023, he served as its Executive Chair. Prior to Trove, from March 2002 to February 2012, Mr. Ruben served in various roles at Walmart Inc., a multinational retail corporation, including as Vice President of Corporate Strategy, Chief Sustainability Officer, Vice President of Private Brand Strategy and Operations, and Vice President of Omni-Channel. During his time at Walmart, he led a number of transformational efforts, including overseeing global corporate strategy, launching Walmart’s sustainability efforts and leading omnichannel and e-commerce efforts. He is a TED speaker and has been recognized professionally as the Sam M. Walton Entrepreneur of the Year, a Retailing Rising Star by Chain Store Age and a 40 Under 40 Business Leader. Mr. Ruben currently serves on the Competitive Council at Cerberus Capital Management. Mr. Ruben earned his B.S. in Engineering and his M.B.A. from Washington University in St. Louis. Mr. Ruben is qualified to serve on our Board as a result of his extensive experience in the retail and consumer-packaged goods and beverage industries as well as his leadership in corporate sustainability and ESG initiatives, including his prior experience as Chief Executive Officer of Trove.

Committees: Environmental, Social and Governance (Chair) Nominating and Enterprise Risk Management (member) Term Expiration: 2025

Padraic "Paddy" L. Spence
Age: 56 Director Since 2021 Non-executive Chair of the Board

Mr. Spence has served as Chair of the Zevia board of directors since March 2021. Mr. Spence previously served as Zevia’s Chief Executive Officer from March 2021 through July 2022. Prior to this role, he served as the Chief Executive Officer and a member of the board of directors of Zevia LLC, a subsidiary of Zevia PBC, since September 2010, when he acquired the company. Mr. Spence is a twenty-seven-year veteran of the natural and organic products industry. From 2005 to 2009, he served as President of Levlad, a personal care manufacturer known for its natural brand Nature’s Gate. Prior to Levlad, Mr. Spence founded SPINS, LLC, a market research firm for the natural products industry, and served as its Chief Executive Officer from 1995 to 2003, then its Chairman until 2004 when it was sold to private investors. As the CEO of SPINS, he tracked the sales of more than 300,000 natural and organic products. From 1992 to 1995, Mr. Spence served as Vice President of Sales and Marketing for the Kashi Company, a manufacturer of natural cereals. He has also held positions at Harvard Business School’s Division of Research, the Center for Leadership and Career Studies at Emory University, and within the United Parcel Service’s International Marketing department. He previously served as lead independent director for Physicians Formula Inc., a cosmetics company. Mr. Spence earned his A.B. from Harvard College and his M.B.A. from Harvard Business School. Mr. Spence is qualified to serve on our Board as a result of his unique knowledge of our business, his prior experience as a director in a range of public and private companies and his deep experience in the natural and organic products industry.

Committees: None Term Expiration: 2025

Amy Taylor
Age: 52 Director Since 2021 President, Chief Executive Officer, and Director

Ms. Taylor has served as Zevia’s Chief Executive Officer since August 2022, President since June 2021, and as a member of the Zevia board of directors since March 2021. From February 2000 to July 2020, Ms. Taylor served in various roles at Red Bull North America, a beverage company, including as President and Chief Marketing Officer from 2018 to 2020, Executive Vice President and General Manager for the East Business Unit from 2012 to 2018, and Vice President of Marketing from 2007 to 2012. During her time at Red Bull North America, she led the brand’s overall strategic marketing and positioning in the United States and drove sales and marketing collaborations across twelve regions to deliver record-level growth and market share. Prior to joining Red Bull, Ms. Taylor worked in sports marketing. Ms. Taylor earned her B.A. from James Madison University and has completed the Executive Development Program at the Wharton School of the University of Pennsylvania. Ms. Taylor is qualified to serve on our Board as a result of her deep experience in the consumer-packaged goods and beverage industries, as well as her experience advising on consumer marketing and ESG matters.

Committees: None Term Expiration: 2025

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Class II Directors Continuing in Office

David J. Lee
Age: 52 Director Since 2022 Independent Director

Mr. Lee has served as a member of the Zevia board of directors since July 2022, and has over two decades of experience across retail and consumer industries driving business transformation, supply chain optimization, operations and finance. In November 2023, Mr. Lee was appointed as the Chief Operating Officer and Chief Financial Officer of Webtoon, a subsidiary of Naver Corporation, a technology company. He previously served as President of AppHarvest, a leading AgTech and sustainable food company building some of the country’s largest indoor farms leveraging cutting-edge technology, from January 2021 through November 2022, and thereafter served on its board through November 2023. Prior to AppHarvest, Mr. Lee served as the Chief Operating Officer and Chief Financial Officer of Impossible Foods, from December 2015 to January 2021, where he led the business functions to transform it from a pre-revenue to hyper-growth company with global sales and a comprehensive commercial manufacturing and supply chain capability. Prior to Impossible Foods, Mr. Lee was the Chief Financial Officer of Zynga from April 2014 to December 2015 and was responsible for leading the finance and corporate development teams. Mr. Lee previously served as the Senior Vice President of Corporate Finance and Strategy at Best Buy from 2012 to 2014, where he led corporate finance during its turnaround, and as Senior Vice President of Consumer Products along with other various roles at Del Monte Foods from 2004 to 2012, where he ran the global food business from 2008 to 2010. Mr. Lee also spent time helping to turn around PG&E during the California Energy Crisis as Director of Strategic Planning serving as strategy consultant at McKinsey, in venture capital investing at EPVC, and in advertising at the Leo Burnett Company. Mr. Lee is the founder and chair of Inevitable Tech, a private company pioneering technology and plant science to serve the agriculture and food industries. Mr. Lee also currently serves on the board of directors of Benson Hill (NYSE: BHIL), a publicly traded food technology company, and is a Fellow at the Council of Korean Americans and a Fellow of the Network of Korean American Leaders. He earned his M.B.A. from the University of Chicago and a B.A. from Harvard College. Mr. Lee is qualified to serve on our Board as a result of his extensive experience in the consumer-packaged goods industry, operations and supply chain management, business transformation, financial expertise, including serving as chief financial officer for several public companies, strategy development, ESG matters, and governance experience, as well as his leadership on public boards.

Committees: Audit (member) Compensation (member) Term Expiration: 2026

Rosemary L. Ripley
Age: 69 Director Since 2012 Independent Director

Ms. Ripley has served as a member of the Zevia board of directors since February 2012. Ms. Ripley is a seasoned financial executive with experience in the consumer and technology industries. Ms. Ripley joined NGEN Partners, a growth equity investment firm, in November 2006, and currently serves as Managing Director. Ms. Ripley has served and continues to serve on numerous private company boards representing NGEN Partners. From 1990 to 2005, Ms. Ripley was an executive at the Altria Group where she led Corporate Business Development worldwide with a focus on accelerating growth at Kraft Foods and Miller Brewing Company. Prior to joining the Altria Group, she was a senior investment banker with L.F. Rothschild Unterberg Towbin, a leading banker to innovative technology companies. She also co-founded Circle Financial Group, a peer-to-peer network for high net worth women. Ms. Ripley currently serves on the Supervisory Board of Heineken, NV (OTCMKTS: HEINY), a brewing company. She also chairs the board of the Ripley Waterfowl Conservancy, a non-profit for rare and endangered birds. Ms. Ripley earned her B.A. cum laude and M.B.A. from Yale University. Ms. Ripley is qualified to serve on our Board as a result of her extensive growth equity investment experience, financial literacy, ESG matters, experience in the food and beverage and consumer-packaged goods industries, and board and governance experience in the beverage space.

Committees: Audit (member) Environmental, Social and Governance (member) Term Expiration: 2026

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Justin Shaw
Age: 54 Director Since 2020 Independent Director

Mr. Shaw has served as a member of the Zevia board of directors since December 2020. Mr. Shaw has been designated as a director by Caisse de dépôt et placement du Québec (“CDPQ”), an institutional investor based in Quebec, Canada, and, since October 2019, has served as CDPQ’s Operating Partner, Private Equity, Americas. Prior to CDPQ, he served as a Senior Operating Executive at Cerberus Capital Management for 18 years, where he worked with portfolio companies in various sectors, including aerospace, healthcare, energy, financial services and cybersecurity. Prior to joining Cerberus Capital Management, Mr. Shaw served in senior management roles including as Vice President, Strategy and Supply Chain at the Keane Group, interim Chief Financial Officer at Root9B, Director of Strategy and Development, then Vice President and General Manager at Rosenbluth Interactive. He has also held various leadership positions at IMS Health, Dun and Bradstreet and AlliedSignal. He began his career as a management consultant at Boston Consulting Group. Mr. Shaw currently serves on the boards of directors of Clarios, a business services and industrials company, Save A Lot, a grocery wholesaler and retailer, Shaw Media, a media company, and ICR, LLC, a strategic communications and advisory services company. He previously served on the boards of Navistar Defense, LLC, a military vehicle company, and Root9B LLC, a cybersecurity company. Mr. Shaw earned his B.S. from Harvard University and his M.B.A. from Harvard Business School. Mr. Shaw is qualified to serve on our Board as a result of his experience as an investor in a range of consumer-facing businesses, including previously serving as Chairman of Save A Lot, and his extensive experience in board and governance, operations and supply chain management, risk management, technology, IT and cybersecurity, strategy development and mergers and acquisitions.

Committees: Compensation (member) Nominating and Enterprise Risk Management (member) Term Expiration: 2026

See “2024 Director Nominees” for biographies of Class III Directors

Responsibilities of the Board

The Board selects the senior management team, which is responsible for operating the Company’s day-to-day business, and monitors the performance of senior management. Consistent with the oversight function of the Board, the Board’s core responsibilities include:

Assessing the performance of the CEO and other senior	Engaging in succession planning for the Board and key
management and setting their compensation.	leadership roles on the Board and its committees.

Planning for CEO and senior management succession and	Nominating the Company’s director candidates and appointing
overseeing senior management development	committee members.

Reviewing the Company’s strategies and monitoring their	Shaping effective corporate governance.
implementation and results.
Overseeing the Company’s commitment to its public benefit
Overseeing the integrity of the Company’s financial	purpose and the performance of its ESG initiatives.
statements and the Company’s financial reporting process
Providing advice and counsel to management regarding
Overseeing the Company’s processes for assessing and	significant issues facing the Company and reviewing and
managing risk.	approving significant corporate actions.

Overseeing legal and regulatory compliance.

Board Leadership Structure

We do not have a formal policy regarding whether the role of the Chair and CEO should be separate or combined. Our Board has determined that we should maintain the flexibility to select the Chair and CEO and reorganize the leadership structure, from time to time, based on criteria that are in the Company’s best interests and the best interests of our stockholders and stakeholders. Accordingly, our Board may periodically review its leadership structure to evaluate whether the structure remains appropriate for the Company.

We currently separate the roles of Chair and CEO. The Board believes that separating the roles of CEO and Chair is appropriate for our current business and operating environment in that this leadership structure allows our CEO to focus on our day-to-day business while allowing our Chair to lead the Board in its fundamental role of providing independent advice to, and oversight of, management. The Board has designated Mr. Spence, Zevia's former CEO and long-standing member of its Board, to serve as Chair. We believe Mr. Spence’s familiarity with the Company's business, challenges and opportunities, and extensive knowledge of our industry qualifies him to serve as Chair and best positions him to guide and focus the Board's time and attention on matters as appropriate. At this time, Mr. Spence is not independent and the independent directors of the Board have designated, Mr. Ruben to serve as Lead Independent Director. In accordance with our Governance Principles, in such role, Mr. Ruben has responsibility for: (a) presiding at meetings of the Board at which the Chair is not present, including executive sessions of the independent directors; (b) approving information sent to the Board; (c) approving the agenda and schedule for Board meetings to provide that there is sufficient time for discussion of all agenda items; (d) serving as liaison between the Chair and the independent directors; (e) being available for consultation and communication with major stockholders upon request; and (f) performing such other designated duties as the Board may determine from time to time. The Lead Independent Director also has the authority to call executive sessions of the independent directors.

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The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Risk Oversight

Our Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations and the financial condition and performance of the Company. In particular, the Nominating Committee is responsible for overseeing our risk management processes and advising the Board on risk management policies and procedures. In addition, the Nominating Committee receives advice and assistance from the Audit Committee with respect to the assessment of the adequacy of our risk management framework and the identification of financial and non-financial risks, from the Compensation Committee with respect to the identification of risks related to compensation and human capital management and from the Environmental, Social and Governance Committee (“ESG Committee”) with respect to the identification of risks related to sustainability and corporate social responsibility matters. Our Board focuses its oversight on the most significant risks facing the Company and on its processes to identify, prioritize, assess, manage and mitigate those risks. Our Board and its committees receive regular reports from members of the Company’s senior management on areas of material risk to the Company, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for the management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.

A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and determination of what constitutes an appropriate level of risk for the Company. The Company’s risk governance is facilitated through a top-down and bottom-up approach, with the tone established at the top by Ms. Taylor, our CEO, and other members of the senior leadership team. The Company conducts an enterprise risk management (ERM) process, led by the Company’s Legal team, where risk is assessed periodically by key management members from each business team and corporate function, and is tasked with championing risk management practices and integrating them into their functional business team or function. The Legal team discusses and monitors the most significant enterprise risks in a cross-functional setting and evaluates and prioritizes company-wide risks with the senior leadership. The results of the enterprise risk assessment help senior leadership to prioritize the key risks that are first presented to, and evaluated by the Nominating Committee, and then presented to the Board. In addition to this annual presentation made to the full Board, the Audit Committee receives periodic updates on certain risk areas the Board has identified for focus, and the independent directors periodically discuss risk management during executive sessions without management present.

Director Attendance

The Board met eight (8) times during the year ended December 31, 2023. The non-employee directors met in eight (8) executive sessions during fiscal year 2023. During fiscal year 2023, each member of the Board attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served during the period in which he or she was on the Board or committee. Pursuant to the Governance Principles, directors are expected to attend the annual meeting of stockholders absent unusual or extenuating circumstances. All of our directors then serving on the Board attended our 2023 annual meeting of stockholders.

Board Committee Responsibilities

Our Board's four standing committees are the Audit Committee, Compensation Committee, ESG Committee, and Nominating Committee, each of which has the composition and responsibilities described below. The Board delegates various responsibilities and authority to its committees. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees is empowered to engage outside advisors and counsel, as it deems appropriate, to assist each committee in its work, regularly reports its activities and actions to the full Board and has a written charter, which are posted on our website located at https://investors.zevia.com, under “Governance.” Each committee annually reviews its charter in light of new developments in applicable regulations and may make additional recommendations to the Board to reflect evolving best practices.

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Audit Committee
Current Members: Julie G. Ruehl (Chair) David J. Lee (member) Rosemary L. Ripley (member) Number of meetings held in 2023: 10

The primary responsibilities of our Audit Committee are to oversee the audit function, accounting and financial reporting processes of the Company, including the audits of the Company's financial statements and the integrity of the financial statements, and the performance of our internal audit function and external audit processes. The Audit Committee also oversees the Company's compliance with legal and regulatory requirements and ethical standards adopted by the Company and assists the Board in fulfilling its oversight responsibilities by reviewing the financial information provided to stockholders and others, and the system of internal controls established by management and the Board. The Audit Committee oversees the independent auditors, including their qualifications and independence. However, committee members do not act as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management, or the independent auditors. The Audit Committee has the authority to retain outside advisors as the committee determines appropriate to assist it in the performance of its functions.

Financial Expertise and Independence

Ms. Ruehl qualifies as an “audit committee financial expert” as such term is defined under the rules of the SEC implementing Section 407 of the Sarbanes-Oxley Act of 2002. Each member who served on the Audit Committee during 2023 is financially literate and qualifies as “independent” for purposes of Rule 10A-3 of the Exchange Act and under the NYSE listing standards. No member serves on the audit committee of more than three public company boards.

Compensation Committee
Current Members: Justin Shaw (Chair) David J. Lee (member) Julie G. Ruehl (member) Number of meetings held in 2023: 5

The primary responsibility of our Compensation Committee is to assist the Board in discharging its responsibilities relating to compensation and other benefits for the Company's senior management, including executive officers and directors. The Compensation Committee oversees the Company's overall compensation philosophy, policies and programs including the administration thereof, and assess whether the Company's philosophy establishes appropriate incentives for management and employees.

Among its duties and responsibilities, the Compensation Committee reviews and approves corporate goals and objectives relevant to the total compensation of the CEO, evaluates the CEO’s performance in light of those goals and objectives and recommends to the independent directors the CEO’s compensation level, and sets compensation for other executive officers and employees at or above the level of Vice President after receiving the recommendation of the CEO. Our Compensation Committee also administers and has discretionary authority over the issuance of equity awards under our equity incentive plans. The Compensation Committee may delegate its authority to one or more subcommittees. The Compensation Committee has the authority to engage independent advisors, such as compensation consultants, to assist it in carrying out its responsibilities. The Compensation Committee engaged Pearl Meyer in 2023 to provide advice regarding the amount and form of executive and director compensation[A1] . The Compensation Committee has determined that (1) Pearl Meyer satisfies applicable independence criteria, and (2) none of Pearl Meyer’s work with the Company raises any conflicts of interest, in each case under applicable NYSE listing rules and the rules and regulations established by the SEC.

Independence

Each member of the Compensation Committee qualifies as “independent” for purposes of Rule 10C-1 of the Exchange Act and under the NYSE listing standards.

Interlocks

None of the members of our Compensation Committee has at any time during the prior three (3) years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

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Nominating and Enterprise Risk Management Committee
Current Members: Jacqueline J. Hayes (Chair) Andy Ruben (member) Justin Shaw (member) Number of meetings held in 2023: 5

Our Nominating Committee oversees all aspects of our risk management and corporate governance functions. The Nominating Committee makes recommendations to our Board regarding director candidates and assists our Board in determining its composition and committees.

The Nominating Committee, together with the Audit Committee, reviews and discusses the Company’s practices with respect to risk assessment and risk oversight. The Nominating Committee, with the assistance of other Board committees for risk falling within their purview, also oversees major risks arising from the Company's activities and major risks impacting the Company's ability to achieve strategic objectives or opportunities to gain competitive advantage. The Nominating Committee also oversees the Company's crisis management framework and the adequacy of the Company’s risk management frameworks and processes, including oversight of the adequacy of the Company’s insurance coverage.

Independence

Each member of the Nominating Committee qualifies as “independent” under the NYSE listing standards.

Environmental, Social and Governance Committee
Current Members: Andy Ruben (Chair) Jacqueline J. Hayes (member) Rosemary L. Ripley (member) Number of meetings held in 2023: 5

Our ESG Committee oversees the Company’s ESG strategies and initiatives, including the Company’s reporting on its ongoing commitment to diversity and inclusion, environmental, health and safety, social responsibility, governance, and other related matters and the Company’s satisfaction of its expected ongoing obligations as a public benefit corporation and a Certified B Corporation.

Independence

Each member of the Nominating Committee qualifies as “independent” under the NYSE listing standards.

Director Compensation

Pursuant to its charter, the Compensation Committee is responsible for periodically reviewing the form and amount of compensation provided to our non-employee directors for their service on the Board and its committees and recommend changes in such compensation to the Board as appropriate. The Compensation Committee, together with its independent compensation consultant, Pearl Meyer, regularly reviews our non-employee directors’ compensation program to ensure that it is appropriate in light of market circumstances and prevailing “best practices’ for corporate governance and to determine its competitiveness against the compensation of the boards of directors of our peer group.

In connection with the departure of Mr. O’Brien in September 2023, the Nominating Committee recommended to the Board certain changes in Board leadership structure and board committee membership which changes were subsequently approved by the Board and, among others, resulted in, Mr. Ruben, being appointed as Lead Independent Director of the Board. In December 2023, the Compensation Committee, together with Pearl Meyer, reviewed the current director compensation and recommended changes to the Director Compensation Policy (the “Policy”). The Board amended the Policy pursuant to which members of the Board who are not employees or officers of the Company, CDPQ, or Laird Norton or their respective affiliates, effective as of January 1, 2024, receive the following compensation:

Annual Board retainer		$60,000
Additional annual retainer for non-executive chair of the Board and Lead Independent Director		$20,000
Annual grant of restricted stock units (“RSUs”)(1)		$100,000	(2)
Additional annual retainers for committee service	Chair	Member
Audit Committee	$20,000	$10,000
Compensation Committee	$15,000	$7,500
Nominating Committee	$10,000	$5,000
ESG Committee	$10,000	$5,000

(1)	Annual equity grant of RSUs under the Company's 2021 Equity Incentive Plan (the “2021 Plan”).
(2)	An approximate value, subject to vesting on the earlier of the first anniversary of the date of grant or the Company’s next annual meeting of stockholders.

Under the Policy, cash or equity retainers and fees due for any partial fiscal year of service are calculated and payable on a pro-rated basis. Additionally, directors are reimbursed for reasonable travel and miscellaneous expenses incurred in attending meetings and activities of our Board and its committees. Following our 2023 annual meeting of stockholders, in connection with the terms of the Policy, each eligible member of the Board received a grant of 18,359 RSUs which vest on the earlier of June 15, 2024, or our 2024 annual meeting of stockholders.

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Fiscal Year 2023 Director Compensation Table

The table below sets forth the compensation earned or paid to our directors during the fiscal year ended December 31, 2023 (the “2023 Fiscal Year”). During the 2023 Fiscal Year, Ms. Taylor did not receive any additional compensation for service on our Board. Ms. Taylor’s compensation for the 2023 Fiscal Year is set forth in the Summary Compensation Table in the “Executive Compensation” section below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Jacqueline J. Hayes	$55,000	$85,002	$140,002
David J. Lee	$52,116	$85,002	$137,118
Philip H. O’Brien(2)	$—	$—	$—
Rosemary L. Ripley	$55,000	$85,002	$140,002
Andrew “Andy” Ruben	$55,000	$85,002	$140,002
Julie G. Ruehl	$67,500	$85,002	$152,502
Justin Shaw	$—	$—	$—
Padraic “Paddy” L. Spence	$40,000	$85,002	$125,002

(1)

Amounts in this column represent the grant date fair value of restricted stock units (“RSUs”) granted to the applicable director in 2023, calculated in accordance with FASB Accounting Standards, Codification Topic 718 (“FASB ASC 718”) based on the $4.63 closing price of our Class A common stock on June 15, 2023, the date of grant. For more information regarding the assumptions regarding these calculations, see Note 12 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The following RSUs were outstanding as of December 31, 2023: Ms. Hayes, 31,692; Mr. Lee, 18,359; Ms. Ripley, 18,359; Mr. Ruben, 18,359 RSUs; Ms. Ruehl, 31,692 RSUs; Mr. Spence, 924,096; and all other non-employee directors, 0 RSUs. The portion of these RSUs that is in excess of the 2022 Fiscal Year grants vested on the expiration of the lockup period following our IPO in January 2022 and are subject to deferred settlement in one-third increments on each of the first three anniversaries of the vesting date or, if earlier, the director's separation from service or a change of control.

(2)	Mr. O’Brien resigned from the Board effective on September 19, 2023.

Stock Ownership Guidelines

Our non-employee directors are subject to stock ownership guidelines adopted in June 2023. For more information regarding the stock ownership guidelines see “Compensation Policies – Stock Ownership Guidelines” on page 29.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and certain officers. The indemnification agreements require the Company to indemnify these directors and officers to the full extent permitted by Delaware law against any and all expenses (including advances of expenses), judgments, fines, penalties, and amounts paid in settlement incurred in connection with any claim against the indemnified person arising out of services as a director, officer, employee, trustee, agent, or fiduciary of the Company or for another entity at the request of the Company, and maintain directors and officers liability insurance coverage.

Other Corporate Governance Practices and Policies

Director Orientation and Continuing Education

In accordance with the Governance Principles, the Company has an orientation process for Board members that is designed to familiarize new directors with various aspects of the Company’s business, including strategy, operations, finances, risk management processes, compliance programs, and governance practices. We also encourage our directors to participate in continuing education programs and to stay abreast of corporate governance best practices in order to effectively discharge their duties and for other matters relevant to board services. Our directors are provided updates on corporate governance developments at regularly scheduled Board meetings, as well as membership to a leading professional organization that focuses on educating corporate board members on leading boardroom practices and with access to seminars, webinars, and/or presentations, and related materials that provide additional education, and opportunities to network with other corporate board members. The Company pays for attendance fees to participate in such programs and reimburses the directors for their reasonable out-of-pocket costs associated with attending these programs.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics (“Code of Conduct”) that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. The Code of Conduct addresses, among other things, conflicts of interest, use of Company systems and corporate assets, legal compliance, inside information, compliance with disclosure controls and procedures and internal controls over financial reporting, corporate opportunities, privacy, confidentiality requirements, and environmental matters. The Audit Committee is responsible for applying and interpreting our Code of Conduct in situations where questions are presented to it. We intend to disclose any amendments to the Code of Conduct or any waivers of its requirements applicable to our principal executive officer, principal financial officer or principal accounting officer or controller on our website at www.investors.zevia.com.

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The Company has established a confidential hotline to assist its employees in complying with their ethical and legal obligations and to report suspected violations of applicable laws or Company policies or procedures. The hotline enables employees, vendors and the public to express their concerns about possible violations of law or Company policies by the Company and/or management without fear of retribution or retaliation of any kind. It is the Company’s express policy that no retaliatory action be taken against any employee for using the hotline procedure. The hotline is operated by an independent third party, not by Company personnel. Information about how to access the hotline can be found in our Code of Conduct on our website located at https://investors.zevia.com, under “Governance.”

Board and Committee Evaluations

The Board is committed to continuous improvement and recognizes the importance of a rigorous evaluation process to enhance Board performance and effectiveness. The evaluations focus on the Board’s and each committee’s and their respective members’ performances and contributions to the Company as well as provide constructive feedback. The Nominating Committee is responsible for developing, administering and overseeing a formal evaluation process to assess the composition and performance of the Board and each committee on an annual basis. The assessment is conducted to identify opportunities for improvement and skill set needs, as well as to confirm that the Board, its committees, and individual members have the appropriate blend of diverse experiences and backgrounds and are effective and productive. As part of the process, each Director completes an evaluation form, or participates in an interview or other method the Nominating Committee utilizes to seek feedback. In addition, the Nominating Committee will summarize the results of the evaluations for presentation to the Board.

Our board evaluations are designed to solicit input and perspective on various topics, including:

board structure, size and composition, including director skills and experience;	access to management and internal and external experts, resources, and support;

committee structure and allocation of responsibilities;	key areas of focus for the board, including strategy, ESG and ; sustainability, ERM, crisis management and stockholder engagement;

conduct of meetings, including cadence, length and opportunity for director input and meaningful discussion;

committee structure and process, member and chair performance, duties and functions and management support; and
materials and information, including quality, timeliness and relevance;

performance of the board chair, including communication, relationship with management, availability, focus on appropriate issues and inclusiveness.
director orientation and continuing education;

director performance, including attendance, preparation and participation;

The Nominating Committee discusses opportunities and makes recommendations for improvement as appropriate to the full Board, which implements agreed upon improvements. The ability of individual directors to contribute to the Board is considered in connection with the re-nomination process.

Stockholder and Investor Engagement

Management and the Board are committed to a proactive stockholder and investor engagement program. We believe strong corporate governance should include meaningful dialogue with our stockholders and key stakeholders to understand their perspectives on our business and other matters that are important to them. The Board oversees the Company’s stockholder engagement efforts, with support from its committees.

During fiscal 2023, members of the senior management team continued their active engagement with stockholders, including regular participation at analyst meetings and industry conferences. Our Investor Relations team communicated with institutional investors throughout the 2023 calendar year to gain their perspectives on current issues and address any questions or concerns. We will continue our stockholder engagement and investor outreach during fiscal year 2024, including our regular participation at industry conferences.

To enable the Company to speak with a single voice, as a general matter, senior management serves as the primary spokesperson for the Company and is responsible for communicating with various stakeholders, including stockholders. Directors may participate in discussions with stockholders and other stakeholders on issues where board-level involvement is appropriate. Directors shall refer all inquiries from stockholders, investors, other stakeholders and the press to the CEO or designated members of the senior management team and shall not comment for attribution or background without first discussing such matter with the CEO.

Stockholder Communications

Stockholders, interested stakeholders and parties may communicate with the Board or an individual director by sending written correspondence to the Corporate Secretary at the address set forth on the first page of this Proxy Statement. The Corporate Secretary will review each communication and forward to the Board or the individual director, where appropriate. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

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Public Benefit Corporation Report

Zevia PBC is a public benefit corporation and certified B Corporation (“B Corp”) whose mission is to offer great tasting, accessible zero sugar plant-based beverage platform to help improve health on a global scale. In line with our mission to support the health of individuals and communities we live in, we elected to be treated as a public benefit corporation under Delaware law. Public benefit corporations are intended to produce a public benefit and to operate in a responsible and sustainable manner. While not required by Delaware law or the terms of our amended and restated certificate of incorporation, we have also elected to have our social and environmental performance, accountability, and transparency assessed against the proprietary criteria established by B Lab, an independent non-profit organization, to obtain and maintain our B Corp status.

Public Benefit Corporation

Under Delaware law, public benefit corporations are required to identify in their certificate of incorporation the public benefit or benefits they will promote and their directors have a duty to manage the affairs of the corporation in a manner that balances the pecuniary interests of the stockholders, the best interests of those materially affected by the corporation’s conduct and the specific public benefit or public benefits identified in the public benefit corporation’s certificate of incorporation.

Zevia PBC was incorporated as a Delaware public benefit corporation on March 23, 2021.

Certified B Corporation

A certified B Corp is a company that has voluntarily committed to improvement of its social and environmental performance and has been certified by B Lab after an assessment of its ESG standards. B Lab is a recognized nonprofit that measures a company’s social and environmental impact.

In order to be designated as a Certified B Corporation, companies are required to assess their positive impact on society and the environment. The assessment evaluates how a company’s operations and business model impacts its workers, customers, suppliers, community and the environment using a 200-point scale. While the assessment varies depending on a company’s size (number of employees), sector and location, representative indicators in the assessment include payment above a living wage, employee benefits, stakeholder engagement, supporting underserved suppliers and environmental benefits from a company’s products or services. After completing the assessment, B Lab will verify the company’s score to determine if it meets the 80-point minimum bar for certification. The review process includes a phone review, a random selection of indicators for verifying documentation and a random selection of company locations for onsite reviews, including employee interviews and facility tours. Once certified, every Certified B Corporation must make its assessment score transparent on B Lab’s website. Acceptance as a Certified B Corporation and continued certification is at the sole discretion of B Lab. According to B Lab, a company that has earned B Corp certification has: (i) demonstrated high social and environmental performance, (ii) achieved corporate benefit status and applied a corporate governance structure that holds such company accountable to all stakeholders, and (iii) exhibited transparency by allowing reports of the company’s performance measurements against B Lab’s standards to be publicly available.

Zevia PBC has been a certified B Corp since June 2021 and was recertified on March 9, 2023, with an increase in score from 82 to 91.2, reflecting our recent ESG improvements as we entered into our second year of operations as a public company.

Our Purpose and Values

As provided in our amended and restated certificate of incorporation, our public benefit purpose is to: (i) create and provide better-for-you beverages, food or other products that support the health of our consumers and their communities, (ii) promote the well-being of our employees in a supportive and empowering environment, and (iii) forge an enduring profitable business. Our approach is to advance the Zevia purpose with a focus on global health for people and planet, removing sugar from the diets of the communities we serve, and replacing an increasing number of plastic bottles in our market as we continue to take better-for-you beverages mainstream, making them available and affordable to consumers across all income levels.

We are guided by our purpose of creating a world of better-for-you flavor, better for the people and the planet. We are dedicated to acting responsibly and committed to creating real ESG impact through combatting the harmful effects of sugar and to support the health of individuals and the communities we serve by creating zero calorie, naturally sweetened beverages. Our focus on ESG impact is core to how we do business, which we believe makes us a more successful company, and these ideals are embodied through our B Corp status.

The following is a summary of the areas we are acutely focused on and the progress we have made, which supports each of the public benefit objectives outlined in our amended and restated certificate of incorporation.

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Improving Public Health

The U.S. Centers for Disease Control and Prevention warns that Americans are consuming too much added sugars in their diets, which can lead to health problems. One of the leading sources of added sugars in the U.S. diet is sugar-sweetened beverages. We believe that Zevia products help consumers reduce their sugar intake and avoid artificial ingredients by offering a refreshing and enjoyable zero sugar, naturally sweetened alternative to high sugar and artificially sweetened competitors. We estimate that, as of December 31, 2023, by choosing Zevia, our consumers have eliminated over 79,000 metric tons of sugar from their diets since 2011.

Providing Access

We are committed to supporting underserved communities. As of March 24, 2024, our products are priced at an average retail cost per ounce of $0.08, representing the 33rd percentile within all liquid refreshment beverages, which include all non-alcoholic ready-to-drink beverages, excluding dairy and non-dairy protein, and we believe are therefore affordable for a broad range of income brackets, making Zevia an economically attractive option for a wide range of consumers.

Delivering Sustainability

We actively seek to minimize our environmental impact and regularly re-evaluate our processes to limit environmental waste. Since our founding in 2007, we have never sold a beverage in a plastic bottle. Through only using aluminum cans, we estimate that, as of December 31, 2023, we have saved over 26,000 metric tons of plastic and consumption of our products has resulted in the avoidance of over one billion plastic bottles since 2011. In addition, we reduce our use of packaging materials where possible. For example, we no longer produce any of our products with plastic rings, replacing them with a recyclable cardboard overwrap. Further, one of our main ingredients, stevia, typically requires fewer agricultural land and water resources to produce compared to sugar, furthering our sustainability purpose.

Creating an Inclusive Company Culture

Our social impact purpose extends beyond the beverage can and is embedded in the way we treat our people – as evidence of this focus, all full-time Zevia employees receive an equity interest in the Company under our equity compensation plans, a fair wage, and competitive benefits.

Driving Positive Social Change

We are a Delaware public benefit corporation and have been designated as a “Certified B Corporation” in recognition that we balance profit and purpose to meet verified standards of social and environmental performance, public transparency and legal accountability.

ESG and Social Impact

We are dedicated to acting responsibly and committed to creating real ESG impact through combatting the harmful effects of sugar, reducing plastic waste, democratizing healthier beverage options and fostering an employee centric culture. Sustainable packaging is a top priority for us and we actively seek to minimize our environmental impact.

To assess our success in achieving our public benefit objectives outlined in our amended and restated certificate of incorporation, our Board carefully considers these objectives through the framework of the focus areas listed above and the interests of each of our stakeholder groups in its oversight of the Company. We believe that we have been successful in meeting these objectives and promoting these public benefits to our stakeholders. Our recertification as a Certified B Corporation reflects our continued commitment to these objectives.

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Executive Officers

The following table sets forth certain information regarding our executive officers as of the date of this Proxy Statement. Our executive officers are appointed by and serve at the discretion of the Board, and each holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. No family relationship exists by or among our executive officers and directors.

Name	Age	Position
Amy E. Taylor*	52	President and Chief Executive Officer, Director
Girish Satya**	47	Executive Vice President and Chief Financial Officer
Greig P. DeBow, Jr.	52	Executive Vice President and Chief Commercial Officer
Hany Mikhail**	52	Senior Vice President and Chief Accounting Officer
Lorna R. Simms	59	Senior Vice President, General Counsel and Corporate Secretary

*	For biographical information, see “Corporate Governance” on page 11.
**	Effective May 11, 2024, Mr. Mikhail will no longer be serving as Chief Accounting Officer or as a Section 16 officer or executive officer, and Mr. Satya will become Principal Accounting Officer.

Girish Satya
Executive Vice President, Chief Financial Officer

Mr. Satya has served as our Chief Financial Officer since February 2024. Mr. Satya has over 20 years of experience serving as a financial executive, leading transactions, and handling capital management projects, corporate turnarounds, and spearheading financial and operational improvements for numerous global companies. Prior to joining the Company, and from 2021 to 2022, Mr. Satya served as Global Chief Financial Officer for Backcountry, a multi-brand, global e-commerce platform focused on consumer gear and apparel for the outdoor enthusiast, where he was responsible for overseeing the Company’s global finance, treasury, accounting, strategy, e-commerce and technology functions. From 2016 to 2021, Mr. Satya was a Principal at TSG Consumer Partners, a private equity firm (“TSG”), where he led the Portfolio Operations Group primarily focused on growth equity investments in middle-market companies in the branded consumer product and service sectors. Prior to TSG, he served as Chief Financial Officer for The Bay Club Company, a fitness and hospitality company based in San Francisco, from 2013 to 2016, and was responsible for finance, treasury, corporate development, facilities and real estate, and legal and human resources. Prior to that, he held senior financial and operations roles at several private equity-backed businesses from 2008 to 2013. Mr. Satya began his career as an Associate, Corporate Advisory Services at Arthur Andersen from 1999 to 2001 and later joined Alverez & Marshal, a consulting firm focused on operational turnarounds and financial restructurings, as a management consultant from 2001 to 2006. Mr. Satya also serves on the board of Canyon Bicycles GmBH. Mr. Satya earned a B.S. in Economics from Fordham University and a MBA from the Booth School of Business at the University of Chicago.

Greig P. DeBow, Jr.
Executive Vice President, Chief Commercial Officer

Mr. DeBow has served as our Chief Commercial Officer since August 2022 and is responsible for driving market development through leadership across retail sales, eCommerce, business insights/category management and route-to-market. He has more than twenty-five years of experience in the beverage and consumer-packaged goods industries and leading companies’ commercial strategies to promote revenue growth and profitability. Prior to joining Zevia, Mr. DeBow served as Senior Vice President of Sales at Jack Link’s Protein Snacks, the number one meat snack provider worldwide from December 2020 to August 2022, where he contributed to building a highly profitable category-leading brand and delivered record sales growth and market share gains over a twenty-month period. Prior to Jack Link’s Protein Snacks, he served as Vice President of Sales & Distribution at Danone North America from August 2019 to December 2020, where he was responsible for the Convenience, Dollar, Discount, Drug, Export, and Distribution teams across four brand units with a $510 million revenue base. Prior to Danone, he held a variety of roles of increasing responsibilities at Pabst Brewing Company from 2015 to 2019, and subsequently served as its Executive Vice President, National Accounts. Over the course of his career, Mr. DeBow acquired deep commercial leadership experience including sales, marketing and distribution, among others, at Standard Beverage Corporation, Red Bull North America, and PepsiCo. Mr. DeBow earned his B.B.A. in Marketing and Business from Texas A&M University.

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Hany Mikhail
Senior Vice President, Chief Accounting Officer

Mr. Mikhail has served as our Chief Accounting Officer since May 2021. Mr. Mikhail has over 20 years of financial and business experience in the consumer products, retail and manufacturing, media, technology, biotech and financial services industries. Prior to joining the Company, he was Senior Vice President and Corporate Controller of Worldwide Facilities, LLC, a wholesale insurance broker, managing general agent and program underwriter business, from October 2018 to May 2021. In his capacity, Mr. Mikhail managed the financial aspects of Worldwide Facilities, including treasury function, mergers and acquisitions and enterprise resource planning implementation. His previous experience includes working at Global Eagle Entertainment, a media and content company, from April 2014 to July 2018 as Vice President Special Projects, Corporate Controller, where he managed the financial accounting and reporting aspects of Global Eagle Entertainment, including mergers and acquisitions and process improvements, and Vice President of SOX Compliance, at Ernst & Young, LLP, from 2002 to 2014, as an Assurance Senior Manager, managing a broad range of clients in various industries, and at Arthur Andersen, LLP from 2000 to 2002, as Senior Assurance Accountant. Mr. Mikhail has a Bachelor of Commerce degree in Accounting from Tanta University in Egypt and is a Certified Public Accountant.

Lorna R. Simms
Senior Vice President, General Counsel, and Corporate Secretary

Ms. Simms has served as our Senior Vice President, General Counsel and Corporate Secretary since May 2021. Prior to joining Zevia, she served as Vice President, Associate General Counsel (Legal and Corporate Governance) and Corporate Secretary for the ODP Corporation, an office supply retail company that includes Office Depot and OfficeMax among its portfolio of brands, from March 2020 to May 2021, where she was responsible for legal and corporate governance matters, including regulatory compliance, commercial transactions, general corporate matters, corporate reorganizations, corporate policies, stock splits and subsidiary entity management. Prior to this role, Ms. Simms served as ODP’s Senior Director, Assistant General Counsel (Securities and Transactions) and Assistant Secretary from January 2018 to February 2020. Prior to joining ODP, Ms. Simms served as Vice President, Chief Securities Counsel and Corporate Secretary for the ADT Corporation, a security solutions company, from November 2012 to September 2016, and as Senior Counsel and Assistant Secretary at The Williams Companies. Inc., an energy company, from 2011 to 2012. During her tenure at ADT and Williams, in addition to the similar responsibilities listed above, she handled capital market transactions, commercial transactions and provided counsel and advice on business matters and other financings. Ms. Simms has previously served as in-house counsel at several other publicly traded companies and began her career in private practice at several New York law firms. Ms. Simms earned her B.A. in Economics and International Relations from Boston University and her J.D. from the New York University School of Law.

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Executive Compensation

The Company has opted to comply with the executive compensation rules applicable to “emerging growth companies” and “smaller reporting companies,” as such terms are defined under the Exchange Act, when disclosing the compensation of our executives. This section discusses the material elements of compensation awarded to, earned by, or paid to the Company’s principal executive officer during 2023, the two next most highly compensated executive officers of the Company, and two additional former executives who would have been the next two most highly compensated executive officers of the Company but for the fact that they were not executive officers as of December 31, 2023. Such individuals, as listed below, are referred to as the “Named Executive Officers” or “NEOs.”

Name	Title
Amy E. Taylor	President and Chief Executive Officer
Greig P. DeBow, Jr.	Executive Vice President and Chief Commercial Officer
Lorna R. Simms	Senior Vice President, General Counsel and Corporate Secretary
Quincy B. Troupe	Former Chief Operating Officer(1)
Denise D. Beckles	Former Chief Financial Officer(2)

(1)	The Company and Mr. Troupe mutually agreed to his separation of employment effective as of August 4, 2023.
(2)	Ms. Beckles’ resignation as Chief Financial Officer was effective September 4, 2023.

Executive Compensation Philosophy

Our executive compensation policies and governance practices align our executives’ interests with those of our stockholders and reflect best practices without encouraging unnecessary risk taking. Our executive compensation philosophy is designed to achieve the following objectives:

Attract and Retain	Attract and retain high-quality leaders with a passion for driving high performance.
Reinforce Our Strategy	Align our incentive programs with our vision and business strategy.
Provide Competitive and Market-Based Compensation	Maintain a market-based compensation program that provides a competitive total target compensation opportunity approximating the market median.

2023 Summary Compensation Table

The table below sets forth the annual compensation earned by or granted to the NEOs during the fiscal years ended December 31, 2023 (the “2023 Fiscal Year”) and December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Amy E. Taylor	2023	$ 615,833	$ —	$ 658,269	$ 665,854	$ —	$ 24,131	$ 1,964,087
President and CEO(5)	2022	$ 485,222	$ 200,000	$ 319,601	$ 1,160,930	$ 48,522	$ 96,400	$ 2,310,675
Greig P. DeBow, Jr.	2023	$ 393,798	$ 150,000	$ 219,423	$ 221,951	$ —	$ 21,317	$ 1,006,489
Executive Vice President and Chief Commercial Officer
Lorna R. Simms	2023	$ 319,167	$ —	$ 131,655	$ 133,171	$ —	$ 11,083	$ 595,076
Senior Vice President, General Counsel and Corporate Secretary(6)
Quincy B. Troupe	2023	$ 236,652	$ —	$ 296,037	$ 221,951	$ —	$ 191,328	$ 945,968
Former Chief Operating Officer	2022	$ 208,542	$ 100,000	$ 348,101	$ 325,000	$ 85,000	$ 26,867	$ 1,093,510
Denise D. Beckles	2023	$ 285,526	$ —	$ 292,563	$ 295,936	$ —	$ 33,137	$ 907,162
Former Chief Financial Officer	2022	$ 259,091	$ 307,245	$ 425,000	$ 425,000	$ 102,755	$ —	$ 1,519,091

(1)

Amounts in this column for the 2023 Fiscal Year reflect the second installment of the sign-on bonus granted to Mr. DeBow, as described in more detail under “Narrative Disclosure to Summary Compensation Table—Employment Letters” below.

(2)

Amounts in this column represent (i) the grant date fair value of RSUs granted to the NEO in the applicable year under the Zevia PBC 2021 Equity Incentive Plan (the “2021 Plan”), calculated in accordance with FASB ASC 718 based on the closing price of our Class A common stock on March 17, 2023, the date of grant, of $3.00 and (ii) for Mr. Troupe, $76,614, representing the incremental fair value of RSU award modifications resulting from the acceleration of 18,285 RSUs in connection with his termination, calculated as of July 21, 2023, the applicable modification date, in accordance with FASB ASC 718. For more information regarding the assumptions used in these calculations, see Note 12 of the notes to our consolidated financial statements included in our Annual Report

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on Form 10-K for the fiscal year ended December 31, 2023. For more information regarding the RSUs granted during the 2023 Fiscal Year see “Narrative Disclosure to Summary Compensation Table—Long-Term Incentive Compensation” below.

(3)

Amounts in this column represent the grant date fair value of stock options granted to the NEOs in the applicable year under the 2021 Plan, calculated in accordance with FASB ASC 718. For more information regarding the assumptions used in these calculations, see Note 12 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. For more information regarding the stock options granted during the 2023 Fiscal Year see “Narrative Disclosure to Summary Compensation Table—Long-Term Incentive Compensation” below.

(4)

Amounts in this column include (i) Zevia’s contributions on behalf of the applicable NEO under its 401(k) plan, (ii) benefits and severance payments to Mr. Troupe under his separation agreement, as described in more detail under “Additional Narrative Disclosure—Troupe Separation Agreement” below, and (iii) payment of accrued but unused vacation as required by law in connection with the NEO’s termination of employment, as set forth below:

Name	Zevia 401(k) Contributions ($)	Separation Agreement Benefits and Payments ($)	Vacation Payout ($)
Amy E. Taylor	$ 24,131	$ —	$ —
Greig P. DeBow, Jr.	$ 21,317	$ —	$ —
Lorna R. Simms	$ 11,083	$ —	$ —
Quincy B. Troupe	$ 10,430	$ 163,750	$ 17,148
Denise D. Beckles	$ —	$ —	$ 33,137

(5)	The Board appointed Ms. Taylor to serve as the Company’s CEO effective August 1, 2022.
(6)	Ms. Simms was not an NEO in 2022.

Narrative Disclosure to Summary Compensation Table

Our Executive Compensation Decision-Making Process

Compensation Committee. The Compensation Committee oversees the Company’s overall compensation philosophy, policies and programs, including our executive compensation program and works closely with its independent compensation consultant, Pearl Meyer, to evaluate the effectiveness of our executive compensation program. The Compensation Committee’s responsibilities also include reviewing and approving the compensation of all executive officers, including our NEOs, other than the CEO, and reviewing and recommending for approval by the independent members of the Board the compensation of the CEO. In making compensation decisions, the Compensation Committee considers several factors including individual performance, market competitive benchmarking data (including from our compensation peer group, as described below), internal pay equity, and CEO pay recommendations (other than for herself).

Management. Our CEO, Ms. Taylor, presents compensation recommendations to the Compensation Committee regarding the target compensation opportunities for each executive officer other than herself based on an assessment of their performance, Company performance, pay relative to the competitive market, tenure, and internal pay equity considerations. The Compensation Committee reviews Ms. Taylor’s recommendations for the other executive officers in its decision-making process. The CEO is not present during Compensation Committee and Board meetings when her own compensation is being discussed or approved. Our Senior Vice President, People and our Senior Vice President, General Counsel and Corporate Secretary also attend the meetings to provide support to the CEO and the Compensation Committee as needed, as well as to provide information.

Independent Compensation Consultant. The Compensation Committee has retained Pearl Meyer as its independent compensation consultant to provide advice regarding executive and non-employee director compensation matters. Pearl Meyer generally provides input on the design of our executive compensation program, our compensation peer group and benchmarking, evolving market practices and the competitiveness of our program. The Compensation Committee assessed Pearl Meyer’s independence under the factors set forth in the SEC’s rules and concluded that Pearl Meyer was independent and that their services in 2023 did not raise any conflicts of interest.

Compensation Peer Group. The Compensation Committee believes benchmarking is a useful method to gauge both the compensation level and compensation mix for executives within competitive job markets that are relevant to the Company. With input from its independent compensation consultant, Pearl Meyer, the Compensation Committee conducts an annual review of our peer group to determine if any changes are appropriate. In choosing our peers, the Compensation Committee seeks to include U.S.-based companies in beverage, food and broad consumer products industries, with a comparable revenue and market capitalization scope and business characteristics and adequate disclosure of executive compensation practices to help ensure no pay anomalies exist that are inconsistent with the Company’s pay practices. Based on the foregoing, in April 2022 the Compensation Committee approved the following peer companies:

The Alkaline Water Company Inc.	The Duckhorn Portfolio, Inc.	Laird Superfood, Inc.	RiceBran Technologies
Better Choice Company Inc.	e.l.f. Beauty, Inc.	Natural Alternatives International, Inc.	Vital Farms, Inc.
Beyond Meat, Inc.	Freshpet, Inc.		Whole Earth Brands, Inc.
Celsius Holdings, Inc.	The Honest Company, Inc.	Nature’s Sunshine Products, Inc.

At the April 2023 Compensation Committee meeting, Pearl Meyer recommended adjustments to the 2022 peer group, including the removal of The Alkaline Water Company Inc., Better Choice Company Inc., Laird Superfood, Inc., and RiceBran Technologies and the addition of Vintage Wine

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Estates, Inc., The Vita Coco Company, Inc., and The Real Good Food Company, Inc.. The remaining companies in the 2022 peer group were unchanged and our 2023 peer group was comprised of the following companies:

Beyond Meat, Inc.	Freshpet, Inc.	Nature’s Sunshine Products, Inc.	Vintage Wine Estates, Inc.
Celsius Holdings, Inc.	The Honest Company, Inc.		The Vita Coco Company, Inc.
The Duckhorn Portfolio, Inc.	Natural Alternatives International, Inc.	The Real Good Food Company, Inc.	Vital Farms, Inc.
e.l.f. Beauty, Inc.			Whole Earth Brands, Inc.

The Compensation Committee reviews the peer group data alongside general market survey data provided by its independent compensation consultant, Pearl Meyer, in assessing compensation levels for each NEO. We generally target the median compensation as a reference point for pay recommendations but compensation decisions also take into account other relevant factors, including an executive’s role and responsibilities, performance, the importance of the executive’s contributions towards meeting the Company’s goals and objectives, experience and tenure, internal pay equity, special hiring situations, retention concerns, and other relevant factors. Target pay varies from the median based on the NEO’s experience, performance, and any other factors that the Compensation Committee deems relevant.

Employment Letters

In connection with their respective appointments, we entered into offer or promotion letters with each NEO that provide for their initial compensation and benefits, including an initial base salary, annual bonus opportunity and initial equity awards. Ms. Taylor’s promotion letter also included $200,000 retention bonus, which was subject to full repayment had she been terminated for cause or resigned without good reason on or prior to August 1, 2023, and of which $100,000 remains subject to repayment if such termination occurs after August 1, 2023 but on or prior to August 1, 2024. In addition, Mr. DeBow, Jr.’s offer letter included a sign-on bonus, of which the second and final installment of $150,000 was paid in 2023.

Base Salary

Each NEO’s base salary is a fixed component of compensation for performing specific job duties and functions and is established at a level commensurate with the NEO’s expertise, experience and tenure. When reviewing and determining NEO base salaries, the Compensation Committee considers market and peer group data provided by its independent compensation consultant, Pearl Meyer, as well as the personal performance of each NEO. As a result of its review in March 2023, each of our NEOs received a salary increase. The annual base salaries of the NEOs as of December 31, 2022 and December 31, 2023 (or, for Mr. Troupe and Ms. Beckles, as of their termination date), as well as the percentage increase during Fiscal Year 2023, are set forth in the following table.

Annual Bonus

Each of our NEOs was eligible to participate in the Company’s annual bonus program for 2023. At the beginning of 2023, the Compensation Committee established the following target bonuses for the NEOs as well as the performance metrics applicable to the 2023 annual bonus program.

Under the 2023 annual bonus program, payouts were earned based on the Company’s performance with respect to net sales (weighted 50%), adjusted EBITDA (weighted 40%) and qualitative goals (weighted 10%). The Compensation Committee selected these metrics to incentivize strong performance across the key drivers of long-term value creation. The targets and performance levels for each financial metric were designed to be rigorous yet realistic and informed by the Company’s annual financial goals.

The 2023 annual bonus program contained a threshold of $(10.0) million in adjusted EBITDA that was required to be achieved before an annual bonus under any of the metrics would be paid. Following the end of the 2023 Fiscal Year, the Compensation Committee reviewed the Company’s performance and determined that actual Adjusted EBITDA performance of $(19) million did not achieve the threshold level of performance and, therefore, no annual bonuses were earned for 2023.

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Long-Term Incentive Compensation

In March 2023, the Board, upon recommendation by the Compensation Committee, approved annual equity awards to each NEO in the form of stock options (representing 50% of the total grant) and RSUs (representing 50% of the total grant) under the 2021 Plan. These stock options and RSUs vest in equal annual installments on each of the first four anniversaries of March 17, 2023, the date of grant. The table below sets forth the number of stock options and RSUs granted to each NEO as part of the 2023 annual equity awards.

In connection with his separation of employment, Mr. Troupe’s separation agreement provided for the acceleration of 18,285 of the 2023 RSUs and forfeiture of all other unvested equity awards. Please refer to “Additional Narrative Disclosure – Troupe Separation Agreement” for more information on Mr. Troupe’s separation benefits. Pursuant to the terms of her equity award agreements, Ms. Beckles’ 2023 equity grants and other unvested equity awards were forfeited in connection with her resignation.

Outstanding Equity Awards at 2023 Fiscal Year-End

The table below reflects information regarding outstanding stock options and RSUs held by the NEOs as of December 31, 2023.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Amy E. Taylor
Option	7/21/2021	31,250	18,750	(4)	$ 14.00	7/21/2031
Option	3/17/2022	31,887	95,662		$ 4.12	3/17/2032
Option	8/1/2022	57,968	173,905		$ 3.55	8/1/2032
Option	8/1/2022	57,968	173,904		$ 7.50	8/1/2032
Option	3/17/2023	―	365,854		$ 3.00	3/17/2033
RSUs	3/17/2022						58,180	$ 116,942
RSUs	3/17/2023						219,423	$ 441,040
Greig P. DeBow, Jr.
Options	8/10/2022	24,701	74,103		$ 3.39	8/1/2032
Options	3/17/2023	―	121,951		$ 3.00	3/17/2033
RSUs	8/10/2022						44,248	$ 88,938
RSUs	3/17/2023						73,141	$ 147,013
Lorna R. Simms
Options	7/21/2021	3,875	2,125	(5)	$ 14.00	7/21/2031
Options	3/17/2022	7,456	22,370		$ 4.12	3/17/2032
Options	3/17/2023	―	73,171		$ 3.00	3/17/2033
RSUs	3/17/2022						13,605	$ 27,346
RSUs	3/17/2023						43,885	$ 88,209
Quincy B. Troupe(6)
Denise D. Beckles(6)

(1)	Except as otherwise specified, the stock options reflected in this column vest ratably on each of the first four anniversaries of the applicable grant date, subject to the NEO’s continued service.
(2)	The RSUs reflected in this column vest ratably on each of the first four anniversaries of the applicable grant date, subject to the NEO’s continued service.
(3)	The amounts in this column are based on the closing price of our Class A common stock of $2.01 per share on December 29, 2023, the last trading day of the 2023 Fiscal Year.
(4)	These stock options vest ratably on a monthly basis through June 28, 2025, subject to the NEO’s continued service.
(5)	These stock options vest ratably on a monthly basis through May 10, 2025, subject to the NEO’s continued service.
(6)	As of December 31, 2023, neither of Mr. Troupe or Ms. Beckles held stock options or unvested RSU awards.

Additional Narrative Disclosure

Retirement Benefits

The Company has not maintained, and does not currently maintain, a defined benefit pension plan or any non-qualified deferred compensation plans. The Company sponsors the Zevia PBC 401(k) and Profit Sharing Plan (the “401(k) Plan”), in which all employees with at least 3 months of service are eligible to participate. During 2023, the Company made safe harbor matching contributions equal to 100% of the first 3% of an employee’s eligible compensation that is deferred and 50% of the next 2% of an employee’s eligible compensation that is deferred. All such contributions are fully vested.

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Potential Payments Upon Termination or Change in Control

Severance Agreements. In connection with Ms. Taylor’s promotion in 2022, we entered into an amended and restated severance agreement to provide certain protections in the event of qualifying terminations of employment. Upon Ms. Taylor’s termination of employment without cause or resignation for good reason, she will be eligible to receive the following severance benefits, subject to the execution of a release of claims in favor of the Company: (i) the sum of her base salary and target annual bonus, payable in installments over 12 months (or, if the qualifying termination had occurred prior to December 31, 2023, 150% of Ms. Taylor’s base salary plus her target annual bonus, payable in installments over 18 months); (ii) partially subsidized COBRA premiums for the 12-month period following termination; (iii) a pro-rata annual bonus for the year in which such termination occurs payable at the time bonuses are paid to other executives; and (iv) any earned but unpaid annual bonus for the year prior to the year of termination payable at the time bonuses are paid to other executives. However, if the qualifying termination occurs within 18 months following a change in control of the Company, in lieu of clause (i) above, Ms. Taylor would receive a lump sum severance payment equal to (a) 200% of her base salary plus (b) her target annual bonus.

Mr. DeBow and Ms. Simms are party to severance agreements that provide certain protections in the event of a qualifying termination of employment. Upon the NEO’s termination of employment without cause or resignation for good reason, the NEO will be eligible to receive the following severance benefits, subject to the execution of a release of claims in favor of the Company: (i) the sum of the NEO’s base salary and target annual bonus, payable in installments over 12 months (or, if such termination occurs within 18 months following a change in control of the Company, payable in a lump sum); (ii) partially subsidized COBRA premiums for the 12-month period following termination; (iii) any earned but unpaid annual bonus for the year prior to the year of termination payable at the time bonuses are paid to other executives; and, for Ms. Simms, (iv) a pro-rata annual bonus for the year in which such termination occurs payable at the time bonuses are paid to other executives. The severance agreements subject receipt of the severance benefits by the NEOs to continued compliance with non-competition, non-solicitation, confidentiality, and other standard restrictive covenants.

Prior to their terminations, Mr. Troupe and Ms. Beckles were also party to severance agreements with the Company. Mr. Troupe’s separation agreement, described below, superseded the terms of his severance agreement, and Ms. Beckles’ severance agreement terminated without any payout in connection with her resignation.

Troupe Separation Agreement. In connection with the termination of his employment, we entered into a separation agreement and general release of claims with Mr. Troupe on July 21, 2023, which provided for his termination of employment effective August 4, 2023. Under the terms of such agreement, Mr. Troupe was entitled to receive: (i) severance payments equal to $196,500, payable in installments over six months; (ii) partially subsidized COBRA premiums for the six-month period following termination; and (iii) accelerated vesting of 18,285 unvested RSUs that were granted on March 17, 2023. Notwithstanding the terms of his severance agreement that was in effect prior to his separation, Mr. Troupe and the Company agreed to limit his severance pay to an amount equal to six months of his then-current base salary and provide for the acceleration of 18,285 RSUs in lieu of receiving an additional six additional months of severance pay.

Compensation Programs Risk Assessment

In 2023, the independent compensation consultant, Pearl Meyer, conducted a risk assessment of Zevia’s policies and programs relating to the compensation of employees, including those that apply to our executive officers. The Compensation Committee concluded that such programs and practices do not create risks that are reasonably likely to have a material adverse effect on us.

We have programs and features that are designed to ensure that our employees, including the NEOs, are not encouraged to take unnecessary risks in managing our business, including:

Oversight of compensation programs (or components of programs) by the Compensation Committee and by a broad-based group of functions within the Company, including People, Legal, and Finance Departments;

Oversight by the Compensation Committee (including negative discretion) to set targets, monitor performance, and determine final incentive award payouts;
Majority of the annual incentives focused on the use of financial metrics based on our annual operating plan which is approved by the Board;
Multi-year service-based vesting conditions with respect to equity-based awards;
Stock ownership guidelines; and
An incentive pay recoupment policy which provides for recoupment of incentive compensation in the event of a financial restatement.

We periodically monitor our incentive programs throughout the year to ensure that such programs do not encourage undue risk taking and appropriately balance risk and reward consistent with our enterprise risk management efforts.

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Compensation Policies

Stock Ownership Guidelines.

To further align executive and stockholder interests, the Compensation Committee adopted stock ownership guidelines in June 2023 that require each of our NEOs and non-employee directors to own a minimum amount of our Class A common stock with a value equal to the designated multiple of their base salary or annual Board cash retainer, as applicable.

Until they achieve the requisite ownership level, individuals subject to the stock ownership guidelines are required to hold 50% of all shares received, net of taxes, after vesting or exercise of equity awards granted in 2023 or thereafter. Shares of Class A common stock held directly or by immediate family members and shares subject to outstanding RSUs (whether or vested or unvested) count towards satisfaction of the guidelines; however, shares subject to unexercised stock options (regardless of vesting) or unearned performance awards do not count. All of our currently employed NEOs and non-employee directors have achieved the requisite ownership guidelines or are in compliance with the holding requirements and on track to achieve the guidelines.

Rule 10D-1 Clawback Policy. In 2023, we adopted the Zevia PBC Clawback Policy, which is intended to comply with the requirements of the New York Stock Exchange Listing Standard 303A.14 implementing Rule 10D-1 under the Exchange Act. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered executive, including the NEOs, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.

Misconduct Clawback Policy. In February 2024, we adopted the Zevia PBC Executive Leadership Recoupment Policy, which provides the Compensation Committee with the ability to recoup time-based and performance-based equity awards and all cash bonuses received during the prior three years in the event any covered executive, including the currently employed NEOs, engages in conduct that constitutes (a) fraud or ethical misconduct contributing to the need for a financial restatement, (b) a willful violation of applicable law or material Company policy, or (c) an act of fraud, breach of fiduciary duty, material act of dishonesty, material misrepresentation or other willful misconduct.

Prohibition on Hedging and Pledging. Under our Insider Trading Policy our employees, including our NEOs, officers, directors and consultants, are prohibited from engaging in short-term or speculative transactions in Company securities, including (a) short-term trading (generally defined as selling Company securities within six months following a purchase); (b) short sales (selling Company securities they do not own); (c) transactions involving publicly traded options or other derivatives, such as trading in puts or calls with respect to Company securities; and (d) hedging transactions. Additionally, the Company prohibits its directors and Section 16 officers from pledging Company securities.

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Equity Compensation Plan Information

The following table sets for information about our Class A common stock that may be issued under equity compensation plans as of December 31, 2023.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(3)
Equity Compensation Plans Approved by Security Holders
2021 Equity Incentive Plan	3,717,158		$4.34	2,741,846
Equity Compensation Plans Not Approved by Security Holders
2020 Incentive Plan	582,139	$	―	―
2011 Unit Incentive Plan	744,089		$0.43	―
Restricted Stock Unit Awards	805,242			―
Total	5,848,628	3.40		2,741,846

(1)	This column reflects all RSUs and options granted under the applicable plan and outstanding as of December 31, 2023.
(2)

This column reflects the weighted-average exercise price of options granted under the applicable plan that were outstanding as of December 31, 2023. RSUs reflected in column (a) are not reflected in this column as they do not have an exercise price.

(3)

This column reflects the total Common Shares remaining available for issuance under the applicable plan as of December 31, 2023. No further shares remain available for issuance under the 2020 Incentive Plan or the 2011 Unit Incentive Plan, and no further shares may be awarded as RSUs under the non-plan arrangement set forth in this table.

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Certain Information About Our Common Stock

Security Ownership of Certain Beneficial Owners and Management

The following table presents information concerning the beneficial ownership of the shares of our Class A common stock and Class B common stock as of April 17, 2024 by (1) each of our directors, nominees and NEOs, (2) each person known to us to beneficially own more than 5% of the outstanding shares of our Class A common stock and Class B common stock, and (3) all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power over securities, including any Common Shares a person has the right to acquire within 60 days of April 17, 2024. Common Shares issuable upon exercise of options or warrants currently exercisable or exchangeable within 60 days of April 17, 2024 or Common Shares issuable upon vesting of restricted stock units that may vest within 60 days of April 17, 2024, as well as shares of Class A common stock issuable upon exchange of shares of Class B common stock are deemed outstanding solely for purposes of calculating the beneficial ownership percentage of the beneficial owner thereof. Accordingly, the percentage of class and percentage of total voting power of some beneficial owners may be lower than the percentage of class and percentage of total voting power of some other beneficial owners for whom a higher number of shares beneficially owned is reported. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all Common Shares shown as beneficially owned by the stockholder. The information does not necessarily indicate beneficial ownership for any other purpose.

The percentage ownership information shown in the column titled “Beneficial Ownership Percentage” in the table below is based on 58,179,676 shares of Class A common stock outstanding and 14,117,351 shares of Class B common stock outstanding as of the date of this table (plus any shares of Class A common stock and/or Class B common stock that such person has the right to acquire within 60 days after the date of this table).

Unless otherwise indicated, the address of each individual listed in this table is the Company’s address set forth on the first page of this Proxy Statement.

Name and Address of Beneficial Owner	Class A Common Stock	Class B Common Stock	Total Number	Beneficial Ownership Percentage
Greater Than 5% Stockholders
CDP Investissements Inc.(1)	22,022,092	―	22,022,092	30.46%
White Pine LLC(2)	1,604,138	4,955,938	6,560,076	9.07%
Entities affiliated with Northwood Ventures(3)	2,673,276	2,673,276	5,346,552	7.40%
Entities affiliated with NGEN(4)	5,286,264	―	5,286,264	7.31%
NEOs, Directors and Nominees
Padraic “Paddy” L. Spence(5)	1,505,894	1,440,808	2,946,702	4.05%
Amy E. Taylor(6)	469,046	―	469,046	*
Denise D. Beckles(7)	31,668	―	31,668	*
Quincy B. Troupe(8)	61,634	―	61,634	*
Greig P. DeBow, Jr.(9)	76,684	―	76,684	*
Lorna R. Simms(10)	95,506	―	95,506	*
Jacqueline J. Hayes(11)	60,458	―	60,458	*
David J. Lee(12)	40,616	―	40,616	*
Rosemary L. Ripley(4)(13)	5,320,770	―	5,320,770	7.36%
Andrew “Andy” Ruben(14)	60,458	―	60,458	*
Julie G. Ruehl(15)	80,458	―	80,458	*
Justin Shaw	―	―	―	*
All Current Executive Officers and Directors as a group (12 persons) (16)	7,756,371	1,440,808	9,197,179	12.55%
All Current D&Os and 5%+ Holders	34,055,877	9,070,022	43,125,899	58.83%

*	Less than 1%
(1)

The beneficial ownership information regarding CDP Investissements Inc. ("CDP") is reported as of July 26, 2021, and was derived from a Schedule 13D filed with the SEC on August 5, 2021 that reported shared voting and investment power over 22,022,092 shares of Class A common stock. CDP is a wholly owned subsidiary of CDPQ. As a result, CDPQ may be deemed to be the indirect beneficial owner of the shares held by CDP. Investment and voting decisions are made by an investment committee of CDPQ. The address of CDP and CDPQ is c/o Caisse de dépôt et placement du Québec, 1000, place Jean-Paul-Riopelle, Montréal (Québec) H2Z 2B3, Canada.

(2)

The beneficial ownership information regarding White Pine LLC (“White Pine”) is reported as of February 13, 2024, and was derived from a Schedule 13G filed with the SEC on February 13, 2024 that reported shared voting and investment power over 1,604,138 shares of Class A common stock and 4,955,938 shares of Class B common stock. White Pine is an indirect, wholly-owned subsidiary of Laird Norton Company, LLC (“Laird Norton”). Laird Norton Enterprises Inc. (“Laird Norton Enterprises”), a wholly owned subsidiary of Laird Norton, directly owns White Pine. Laird Norton Enterprises does not exercise independent

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voting power over White Pine, but may act upon the approval of Laird Norton. As such, Laird Norton may be deemed to beneficially own the shares held by White Pine. The address of White Pine and Laird Norton is 801 2nd Ave, Suite 1700, Seattle, WA 98104.

(3)

The beneficial ownership information regarding Northwood (defined below) is reported as of the date of this table, and was derived from company records. Consists of (a) Northwood Ventures LLC's sole voting and dispositive power over (i) 2,272,285 shares of Class A common stock and (ii) 2,272,285 shares of Class B common stock; and (b) Northwood Capital Partners LLC's (together with Northwood Ventures LLC, "Northwood") sole voting power and dispositive power over (i) 400,991 shares of Class A common stock and (ii) 400,991 shares of Class B common stock. Peter Schiff is the majority owner of Northwood and as such may be deemed to be the indirect beneficial owner of the shares held by Northwood. The address of Northwood and Peter Schiff is 11450 Dixie Highway, Suite 101, Hobe Sound, Florida 33455.

(4)

The beneficial ownership information regarding NGEN is reported as of December 1, 2023, and was derived from the Form 4 filed on April 16, 2024. Consists of (a) 2,567,006 shares of Class A common stock held by NGEN III LP ("NGEN III"); (b) 2,493,594 shares of Class A common stock held by NGEN Zevia SPV ("NGEN Zevia"); and (c) 225,664 shares of Class A common stock held by NGEN-Mantra Holdings LLC ("NGEN-Mantra"). Voting and investment power with respect to the Common Shares held by NGEN III, NGEN Zevia, and NGEN-Mantra (collectively, the “NGEN Entities”) may be deemed to be shared by certain affiliated entities. NGEN Partners III, L.L.C. ("NGEN Partners III") is the general partner of NGEN III; NGEN Zevia SPV Managers LLC ("NGEN Zevia SPV") is the managing member of NGEN Zevia; and NGEN Mantra Management Holdings LLC ("NGEN Mantra Holdings") is the managing member of NGEN-Mantra. Rosemary Ripley is a member of NGEN Partners III, NGEN Zevia SPV, and NGEN Mantra Holdings, and in her capacity as such, may be deemed to exercise shared voting and investment power over the Common Shares owned by NGEN III, LP, NGEN Zevia, and NGEN-Mantra. Ms. Ripley disclaims beneficial ownership of such Common Shares except to the extent of her pecuniary interest therein. The address of each of the NGEN Entities is 733 Third Avenue, New York, New York 10017.

(5)

Consists of (a) 1,013,584 shares of Class A common stock held by Paddy Spence; (b) 14,286 shares of Class B common shares held by Green & Grand Trust I, with respect to which Mr. Spence has investment and voting control; (c) 14,286 shares of Class B common shares held by Green & Grand Trust II, with respect to which Mr. Spence has investment and voting control; (d) 22,876 shares of Class B common shares held by The 2022 Greene & Grand Trust I DTD 6/23/2022, with respect to which Mr. Spence has investment and voting control; (e) 22,876 shares of Class B common shares held by The 2022 Greene & Grand Trust II DTD 6/23/2022, with respect to which Mr. Spence has investment and voting control; (f) 371,618 shares of Class B common shares held by L&H Trust, with respect to which Mr. Spence has investment and voting control; (g) 994,866 shares of Class B common shares held by Spence Family Trust, with respect to which Mr. Spence has investment and voting control; (h) 351,727 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 17, 2024; and (i) 140,583 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 17, 2024.

(6)

Consists of (a) 122,565 shares of Class A common stock held by Amy E. Taylor; (b) 5,500 shares of Class A common stock held indirectly by Ms. Taylor through her spouse; (c) 33,332 RSUs which are vested in full, subject to deferred settlement on January 17, 2025; and (d) 307,649 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 17, 2024.

(7)

The beneficial ownership information regarding Ms. Beckles is reported as of September 4, 2023, and was derived from company records. As of the date of this table, Ms. Beckles held no stock options or unvested RSU awards granted to her in connection with her service to the Company.

(8)

The beneficial ownership information regarding Mr. Troupe is reported as of August 4, 2023, and was derived from company records. As of the date of this table, Mr. Troupe held no stock options or unvested RSU awards granted in connection with his service to the Company.

(9)

Consists of (a) 21,496 shares of Class A common stock held by Greig P. DeBow, Jr. and (b) 55,188 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 17, 2024.

(10)

Consists of (a) 40,342 shares of Class A common stock held by Lorna R. Simms; (b) 17,334 RSUs which are vested in full, subject to deferred settlement on January 17, 2025; and (c) 37,830 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 17, 2024.

(11)

Consists of (a) 42,099 shares of Class A common stock held by Jacqueline J. Hayes and (b) 18,359 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 17, 2024.

(12)

Consists of (a) 22,257 shares of Class A common stock held by David J. Lee and (b) 18,359 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 17, 2024.

(13)

Includes (a) 16,147 shares of Class A common stock held by Rosemary L. Ripley and (b) 18,359 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 17, 2024.

(14)

Consists of (a) 42,099 shares of Class A common stock held by Andy Ruben and (b) 18,359 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 17, 2024.

(15)

Consists of (a) 62,099 shares of Class A common stock held by Julie G. Ruehl and (b) 18,359 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 17, 2024.

(16)	Includes (a) 21,440 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 17, 2024.

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Certain Relationships and Related Person Transactions

Related Person Transaction Policy

We have implemented a written policy, Related Person Transaction Policy and Procedures (the “RPT Policy”), pursuant to which the Audit Committee identifies, reviews and approves or ratifies transactions with our directors, officers and holders of more than 5% of our voting securities and their affiliates. For purposes of the RPT Policy, a related person transaction is referred to as an “Interested Transaction” and is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the Company or any of its subsidiaries is or will be a participant and (2) any Related Person has or will have a direct or indirect interest. A Related Person is any (1) person who is or was at any time (since the beginning of the Company’s last completed fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director, (2) greater than 5% beneficial owner of any class of the Company’s voting capital stock or (3) immediate family member of any of the foregoing. Transactions involving compensation for services provided to us as an employee or director, among other limited exceptions, are deemed to have standing pre-approval by the Audit Committee but may be specifically reviewed if our General Counsel determines it to be appropriate in light of the facts and circumstances relevant to the Interested Transaction.

Prior to approving any Interested Transaction, the Audit Committee will consider the material facts as to the related party’s relationship with us or interest in the Interested Transaction and either approve or disapprove of entry into the Interested Transaction. If advance review and approval of the Interested Transaction is not reasonably feasible, then such transaction will be reviewed and considered and, if the Audit Committee determines it to be appropriate and not inconsistent with the interests of the Company and its stockholders, ratified at the Audit Committee’s next regularly scheduled meeting. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to avoid activities that create or give the appearance of a conflict of interest, and directors and executive officers must consult and seek prior approval of potential conflicts of interest from the Audit Committee. In determining whether to approve or ratify an Interested Transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether such transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in such transaction. The Audit Committee shall prohibit any Interested Transaction (including those deemed pre-approved by the Audit Committee under the RPT Policy) if it determines the Interested Transaction to be inconsistent with the interests of the Company and its stockholders.

Other than compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in the sections titled “Corporate Governance” and “Executive Compensation,” there are no relationships and transactions since January 1, 2022, or any currently proposed transactions, involving our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with them.

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Other Matters

Stockholder Proposals and Director Nominations for Next Year's Annual Meeting

Pursuant to Rule 14a-8 of the Exchange Act, stockholders who wish to submit proposals for inclusion in the proxy statement for the 2025 Annual Meeting of Stockholders must send such proposals to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. Such proposals must be received by us as of the close of business (6:00 p.m. Pacific Time) on December 25, 2024. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

As set forth in our Bylaws, if a stockholder intends to make a nomination for director election or present a proposal for other business (other than pursuant to Rule 14a-8 of the Exchange Act) at the 2025 Annual Meeting of Stockholders, the stockholder's notice must be received by our Corporate Secretary at the address set forth on the first page of this Proxy Statement no earlier than the 120th day and no later than the 90th day before the anniversary of the last annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder's notice must be delivered no earlier than the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such annual meeting is first made by the Company. Therefore, unless the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the anniversary of the Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary no earlier than February 11, 2025 and no later than the close of business (6:00 p.m. Pacific Time) on March 13, 2025. If a stockholder fails to meet the deadlines or fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote any such proposal as we determine appropriate.

In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions for the 2025 Annual Meeting of Stockholders must provide the notice required under Rule 14a-19 to the Corporate Secretary no later than the close of business (6:00 p.m. Pacific Time) on April 12, 2025.

Any stockholder proposal must be a proper matter for stockholder action and must comply either with Rule 14a-8 of the Exchange Act or the terms and conditions set forth in our Bylaws, as applicable. We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock to file initial reports of their ownership of our equity securities and reports of changes in such ownership with the SEC within specified time periods. Based solely on a review of the Section 16(a) reports filed electronically with the SEC during or with respect to fiscal year 2023, we believe that all required reports were filed on a timely basis, except for the following: each of Amy E. Taylor, Denise D. Beckles, Hany Mikhail, Greig P. DeBow, Lorna R. Simms, Quincy B. Troupe, and Rosemary L. Ripley reported one late transaction on a Form 4 due to an administrative error.

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Zevia ZEVIA PBC 15821 VENTURA BLVD. SUITE 135 ENCINO, CALIFORNIA 91436 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM ET on June 10, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM ET on June 10, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V30781-P07027 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ZEVIA PBC The Board of Directors recommends you vote FOR each of the nominees in Proposal 1 and FOR Proposal 2: 1. Election of Directors: To be elected for terms expiring in 2027. Nominees: For Against Abstain 1a. Jacqueline J. Hayes 1b. Julie G. Ruehl For Against Abstain 2. Ratification of the selection of Deloitte & Touche LLP as Zevia PBC's independent registered public accounting firm for the fiscal year ending December 31, 2024. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V30782-P07027 ZEVIA PBC Annual Meeting of Stockholders June 11, 2024, 9:00 AM PT This proxy is solicited on behalf of the Board of Directors of Zevia PBC The undersigned hereby appoint(s) Amy E. Taylor, Girish Satya and Lorna R. Simms, and each of them, with the power to act without the other and to appoint their substitute, as proxies and attorneys-in-fact and hereby authorize(s) each of them to represent and to vote as designated on the reverse side of this form, all of the shares of capital stock of Zevia PBC the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of Zevia PBC to be held on June 11, 2024, at 9:00 AM PT, at Le Merigot Santa Monica in Santa Monica, California, or any postponement or adjournment thereof, with all powers, which the undersigned would possess if present at the Annual Meeting. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Annual Meeting and any adjournments or postponements thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER(S) ON THE REVERSE SIDE OF THIS FORM. IF NO DIRECTION IS MADE, BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. IN THE EVENT THAT ANY OF THE NOMINEES NAMED ON THE REVERSE SIDE OF THIS FORM ARE UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE, THE SHARES REPRESENTED BY THIS PROXY MAY BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. Continued and to be signed on reverse side